THE FOLLOWING DOCUMENTS CONTAINED HEREIN REPRESENT A COMPLETE SET OF LOAN DOCUMENTATION APPLICABLE TO ONE OF THE FOUR MORTGAGE LOANS WITH MIDLAND COMMERICAL FUNDING. WITH THE EXCEPTION OF INDIVIDUAL LOAN AMOUNTS, THERE ARE NO MATERIAL DIFFERENCES IN LOAN DOCUMENTATION APPLICABLE TO THE THREE OTHER MORTGAGE LOANS AND SUCH ADDITIONAL DOCUMENTATION HAS NOT BEEN INCLUDED IN THIS FILING. INDIVIDUAL LOAN AMOUNTS AND A DESCRIPTION OF THE PROPERTY COLLATERALIZING THE LOANS ARE AS FOLLOWS:

ANTIOCH, CALIFORNIA    $5,100,000
YUBA CITY, CALIFORNIA  $4,470,000
EUREKA, CALIFORNIA     $4,355,000
PALMDALE, CALIFORNIA   $6,075,000




                               Loan No.:  94-0902451


                                                    PROMISSORY
NOTE


  $5,100,000.00
                                  Madera, California

                                  September 29, 1995


           FOR VALUE RECEIVED, GOTTSCHALKS, INC., a Delaware corporation
  ("Borrower"), having its principal place of business at 7
River Park Place
  East, Fresno, California 93720, promises to pay to the order of Midland
  Loan Services, L.P., a Missouri limited partnership
("Lender"), at the
  following address:  210 West 10th Street, 6th Floor, Kansas
City,
  Missouri 64105; or such other place as the holder hereof may from time to time designate in writing, the principal sum of Five Million
One Hundred
  Thousand and No/100 Dollars ($5,100,000.00) in lawful money of the United
  States of America, with interest thereon to be computed from the date of disbursement under this Promissory Note (the "Note") at the Applicable
  Interest Rate (hereinafter defined), and to be paid in installments as follows:

      A.   A payment, on the date hereof, in the amount of
$2,660.50
             representing interest from the date of disbursement through the last day of the calendar month in which such disbursement is made;

      B. A constant payment of $44,169.18 on the first day of November,
             1995 and on the first day of each calendar month thereafter up to and including the first day of September, 2010, each of such payments to be applied: (a) to the payment of interest computed at the Applicable Interest Rate; and (b) the balance applied toward the reduction of the principal sum;

      C. The balance of said principal sum, all unpaid interest thereon and all other amounts owed pursuant to this Note, the Mortgage
             (hereinafter defined), the Other Security Documents
(hereinafter
             defined), or otherwise in connection with the loan evidenced by this Note shall be due and payable on the first day of
             October, 2010 (the "Maturity Date"); and

      D. All Additional Interest Payments (hereinafter defined) as set forth in Paragraph 2 of this Note.

  All payments to be made by Borrower to Lender shall be deemed received by
  Lender only upon Lender's actual receipt of same.

           1. Applicable Interest Rate. Interest on the principal sum of this Note shall be calculated on the basis of a three hundred sixty
  (360) day year composed of twelve (12) months of thirty (30) days each except that interest due and payable for a period less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on said 360 day year. The term
  "Applicable Interest Rate" as used in this Note shall mean, from the date of this Note through and including the Maturity Date, a rate of nine and thirty nine hundredths percent (9.39%) per annum.

           2. Additional Interest; Rebate of Interest. In addition to and concurrently with each monthly installment of principal and interest required hereunder, Borrower shall also pay to Lender, as additional interest, a constant monthly amount equal to: None ($0)
(collectively the
  "Additional Interest Payments"). On the first day of the fourteenth
  (14th) month following the date of the initial disbursement of funds under this Note (the "Disbursement Date"), and on an annual basis thereafter during the term of this Note, Lender shall remit to Borrower a portion of the Additional Interest Payments then held by Lender in an amount equal to the aggregate amount of the Additional Interest Payments actually received by Lender during the twelve (12) month period ending upon the immediately prior annual anniversary of the Disbursement Date (the "Annual
Compliance
  Period"); subject, however, to the following conditions precedent:
  (a) Borrower has fully satisfied, in a timely manner, the annual financial reporting requirements set forth in the Mortgage for the Annual Compliance
  Period; (b) Borrower has timely delivered the last due Lease
Report (as
  defined in the Mortgage); and (c) no Event of Default
(hereinafter
  defined) is currently existing, or has occurred in the Annual
Compliance
  Period.

           3. Late Charge. If any sum payable under this Note is not
  received by Lender by close of business on the tenth (10th) day after the date on which it was due, Borrower shall pay to Lender an amount (the
  "Late Charge") equal to the lesser of five percent (5%) of the full amount of such sum, or the maximum amount permitted by applicable law, to defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment and any such Late Charges shall be secured by the
  Mortgage and Other Security Documents.

           4.   Security; Defined Terms; Incorporation by
Reference.  This
  Note is secured by the Mortgage and the Other Security
Documents.  The
  term "Mortgage" as used in this Note shall mean either the Mortgage,
  Security Agreement and Assignment of Leases and Rents, or the Deed of
  Trust, Security Agreement, Assignment of Leases and Rents, and
Fixture
  Filing executed and delivered by Borrower contemporaneously with this Note and which secures the Debt (hereinafter defined).  The term
"Other
  Security Documents" means all documents other than this Note or the
  Mortgage now or hereafter executed and/or delivered by Borrower and/or others and to or in favor of Lender, which wholly or partially secure, evidence or guarantee payment of the Debt, provide for any indemnity in favor of or payment to Lender related to the Debt, the Note or the
  Mortgaged Property, provide for any escrow/holdback arrangements or for any actions to be completed by Borrower subsequent to the date hereof, or are otherwise related to the loan evidenced by this Note. All amounts due and payable under the Note, together with all sums due under the Mortgage and the Other Security Documents, including any applicable
Prepayment
  Consideration (hereinafter defined) and all applicable attorney fees and costs, are collectively referred to herein as the "Debt."
Where
  appropriate, the singular number shall include the plural, the plural shall include the singular, and the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, personal representatives, executors and administrators. The terms, covenants, and
  conditions of the Mortgage and Other Security Documents are hereby incorporated herein by reference and are made a part of this Note to the same extent as if they were fully set forth herein.

      5.   Prepayment.

                (a)  When Permitted.  Except as set forth in
this Section,
        Borrower shall not have the right to prepay all or any portion of the
        Debt at any time during the term of this Note. Borrower may prepay the Debt in whole, but not in part (except for any prepayment permitted under the Mortgage in the event of a casualty or condemnation) if: (i) no Event of Default (hereinafter defined) then exists; (ii) any applicable Prepayment Consideration
(hereinafter
        defined) is tendered with such prepayment; and (iii) the required notice of prepayment required hereby is timely received by Lender.
        Notwithstanding anything to the contrary contained herein, no prepayments will be allowed during the period from the fifteenth (15th) day through and including the last day of any
        calendar month.

                (b) Notice. Borrower shall give written notice to Lender
        specifying the date on which prepayment is to be made
(the "Prepayment
        Date"). The designated Prepayment Date must fall within the first fifteen (15) calendar days of a month during the term of this Note.
        Lender shall receive this notice not more than sixty
(60) days and not
        less than (30) days prior to the Prepayment Date. If any such notice of prepayment is given, the entire Debt, including any applicable
        Prepayment Consideration, shall be due and payable on the Prepayment
        Date.

                (c) Prepayment Consideration. Lender shall not be
        obligated to accept any prepayment of the principal balance of this
        Note unless it is accompanied by all Prepayment
Consideration due in
        connection therewith. Except as otherwise set forth in the Mortgage, no Prepayment Consideration will be due for involuntary prepayments resulting from any Casualty (as defined in the Mortgage) or
        Condemnation (as defined in the Mortgage).  The
"Prepayment
        Consideration" shall be computed as follows:

      Years 1 through 10:      The greater of: (i) five percent
(5%) of
                                 the outstanding principal
balance of the
                                 Note at the time of prepayment;
or
                                 (ii) the Yield Maintenance
Amount
                                 (hereinafter defined).

      Year 11 through
      maturity:                No Prepayment Consideration.


           Borrower acknowledges that the Prepayment
Consideration is a
  bargained for consideration and not a penalty, and Borrower recognizes that Lender would incur substantial additional costs and expenses in the event of a prepayment of the Debt and that the Prepayment
Consideration
  compensates Lender for such costs and expenses (including without limitation, the loss of Lender's investment opportunity during the period from the Prepayment Date until the Maturity Date). Borrower agrees that
  Lender shall not, as a condition to receiving the Prepayment Consideration, be obligated to actually reinvest the amount prepaid in any
  treasury obligation or in any other manner whatsoever.

                (d)  Yield Maintenance Amount.  The "Yield
Maintenance
        Amount" shall mean the present value, as of the Prepayment Date, of the remaining scheduled payments of principal and interest from the
        Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate
        (hereinafter defined), less the amount of principal being prepaid.
        The term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Treasury Rate (hereinafter defined) when compounded semi-annually. The term "Treasury Rate" shall mean the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release
H.15-Selected Interest
        Rates under the heading U.S. Government
Securities/Treasury Constant
        Maturities for the week ending prior to the Prepayment
Date, of U.S.
        Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date.
(In the event
        Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.) Lender shall notify
        Borrower of the amount and the basis of determination of the required
        Prepayment Consideration.

                (e)  Prepayment After Event of Default.  If
following the
        occurrence of any Event of Default, Borrower shall tender payment of an amount sufficient to satisfy the Debt at any time prior to a sale of the "Mortgaged Property" (as defined in the Mortgage), either through foreclosure or the exercise of the other remedies available to
        Lender under the Mortgage or the Other Security
Documents, such tender
        by Borrower shall be deemed to be a voluntary prepayment under this
        Note in the amount tendered and in such case Borrower shall also pay to Lender, with respect to the amount tendered, the applicable
        Prepayment Consideration set forth in this Note, if any, which
        Prepayment Consideration shall be immediately due and payable.

                Furthermore, Borrower expressly waives the provisions of
        Section 2954.10 of the California Civil Code. By initialling this provision where indicated below, Borrower confirms that Lender's agreement to make the loan evidenced by the Note at the interest rates and on the other terms set forth herein and in the other loan documents constitutes adequate and valuable consideration, given individual weight by Borrower, for this wavier and agreement.


___________________
                                                  Borrower's
initials


           6.   Default.   An "Event of Default" shall occur if:

                (a)  the Borrower fails to make the full and
punctual
        payment of any amount payable hereunder or under the Mortgage on a monthly basis, which failure is not cured on or before the fifth (5th)
        day after the date of written notice from Lender to Borrower of such failure;

                (b)  the Borrower fails to pay the entire
outstanding
        principal balance hereunder, together with all accrued and unpaid interest, on the date when due, whether on the Maturity
Date, upon
        acceleration or prepayment or otherwise;

                (c)  the Borrower fails to make the full and
punctual
        payment of any Late Charges, costs and expenses due hereunder or any other sum of money required to be paid hereunder (other than any payment described in subclauses (a) and (b) immediately above) or under the Mortgage or Other Security Documents which failure is not cured on or before the twentieth (20th) day after Lender's written notice to Borrower that such payment is required; or

                (d)  an Event of Default (as defined in the
Mortgage or
        any of the Other Security Documents) shall have occurred under the
        Mortgage and/or Other Security Documents.

           7. Acceleration. The whole of the Debt, including without
  limitation, the principal sum of this Note, all accrued interest and all other sums due under this Note, the Mortgage and the Other
Security
  Documents, together with any applicable Prepayment
Consideration, shall
  become immediately due and payable at the option of Lender, without notice, at any time following the occurrence of an Event of Default.

           8. Default Interest. Upon the occurrence of an Event of
  Default (including without limitation, the failure of Borrower to pay the
  Debt in full on the Maturity Date), Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal balance at the rate (the "Default Rate") equal to the greater of (a) four percent
  (4%) above the Applicable Interest Rate; or (b) four percent
(4%) above
  the Prime Rate (hereinafter defined) in effect at the time of the occurrence of the Event of Default; provided, however, that notwith-
  standing the foregoing, in no event shall the Default Rate exceed the
  Maximum Rate (hereinafter defined). The term "Prime Rate" shall mean the prime rate reported in the Money Rates section of The Wall
Street Journal
  for the date (the "Default Rate Calculation Date") upon which the Event of
  Default occurred, or if no publication occurs upon such date, then the date of publication immediately preceding the date of the Event of
  Default. In the event that The Wall Street Journal should cease or temporarily interrupt publication, the term "Prime Rate" shall mean the daily average prime rate published upon the Default Rate
Calculation Date
  in another business newspaper, or business section of a newspaper, of national standing chosen by Lender. In the event that a prime rate is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then Lender shall select a comparable interest rate index which is readily available and verifiable to Borrower but is beyond Lender's control. The Default Rate shall be computed from the occurrence of the Event of Default until the actual payment in full of the Debt. This charge shall be added to the Debt, and shall be deemed secured by the Mortgage. This clause, however, shall not be construed as an agreement or privilege to extend the Maturity Date, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

           9. Attorney Fees. In the event that Lender employs attorney(s) to collect the Debt, to enforce the provisions of this Note,
  or to protect or foreclose the security herefor, Borrower agrees to pay
  Lender's attorney fees and disbursements, whether or not suit be brought.
  Such fees shall be immediately due and payable.

           10. Limit of Validity. This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest or other charges on the Debt at a rate which may subject Lender to civil or criminal liability as a result of such rate exceeding the maximum interest rate which Borrower is permitted to pay by applicable law
  (the "Maximum Rate"). If by the terms of this Note, Borrower is at any time required or obligated to pay interest or other charges on the Debt at a rate in excess of the Maximum Rate, the rate of interest due under this
  Note shall be deemed to be immediately reduced to the Maximum
Rate and any
  previous payments in excess of the Maximum Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.

           11. No Oral Amendments. This Note may not be modified,
  amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

           12. Assignment. This Note may be freely transferred and
  assigned by Lender. Borrower's right to transfer its rights and obligations with respect to the Debt, and to be released from liability under this Note, shall be governed by the Mortgage.

           13. Applicable Law; Jurisdiction. This Note shall be governed and construed in accordance with the laws of the state in which the real property encumbered by the Mortgage is located, without regard to conflict of law provisions thereof. Borrower hereby submits to personal jurisdiction in the state courts located in said state and the federal courts of the United States of America (and any appellate courts taking appeals thereof) located in said state for the enforcement of Borrower's obligations hereunder and waives any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations of Borrower. Borrower hereby waives and agrees not to assert, as a defense in any action, suit, proceeding or litigation arising out of or relating to this Note, the Mortgage and/or any of the Other
Security
  Documents: (a) that it is not subject to such jurisdiction or that such action, suit, proceeding or litigation may not be brought or is not maintainable in those courts or that this Note, the Mortgage and/or any of the Other Security Documents may not be enforced in or by those courts or that it is exempt or immune from execution; (b) that the action, suit, proceeding or litigation is brought in an inconvenient forum;
or (c) that
  the venue of the action, suit, proceeding or litigation is improper.

           14. Joint and Several Liability. If Borrower consists of more than one person or entity, the obligations and liabilities of each such person or entity shall be joint and several.

           15. Waiver of Presentment, Etc.. Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, and notice of intent to accelerate the maturity hereof (and of such acceleration), except to the extent that specific notices are required by this Note, the Mortgage or the Other
  Security Documents.

           16. Full Authority. Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full
  power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Mortgage and the Other
Security
  Documents and that this Note, the Mortgage and the Other
Security
  Documents constitute valid and binding obligations of Borrower.

           17. No Waiver. Any failure by Lender to insist upon strict performance by Borrower or any of the provisions of this Note, the
  Mortgage or the Other Security Documents shall not be deemed to be a waiver of any of the terms or provisions of this Note, the Mortgage or the
  Other Security Documents, and Lender shall have the right thereafter to insist upon strict performance by Borrower of any and all of the terms and provisions of this Note, the Mortgage or the Other Security
Documents.

           18. Notices. Except as otherwise specified herein, any
  notice, consent, request or other communication required or permitted to be given hereunder shall be in writing, addressed to the other party as set forth below (or to such other address or person as either party or person entitled to notice may by notice to the other party specify), and shall be: (a) personally delivered; (b) delivered by Federal
Express or
  other comparable overnight delivery service; or (c) transmitted by United
  States certified mail, return receipt requested with postage prepaid;

  To Lender:

  MIDLAND LOAN SERVICES, L.P.
  210 West 10th Street
  6th Floor
    Kansas City, Missouri  64105
To Borrower:

  GOTTSCHALKS, INC.
  7 River Park Place East
  Fresno, California  93720
    Attention: Alan A. Weinstein
           Unless otherwise specified, all notices and other communications shall be deemed to have been duly given on the first to occur of actual receipt of the same or: (i) the date of delivery if personally delivered;
  (ii) one (1) business day after depositing the same with the delivery service if by overnight delivery service; and (iii) three (3) days following posting if transmitted by mail.

           19. Counterparts. This Note may be executed in counterparts.

           20.  BORROWER AND LENDER HEREBY KNOWINGLY,
VOLUNTARILY AND
  INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY
IN RESPECT
  OF ANY LITIGATION BASED ON THE LOAN EVIDENCED BY THIS NOTE OR
ARISING OUT
  OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE MORTGAGE OR ANY
OF THE
  OTHER SECURITY DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF
DEALING,
  STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF BORROWER OR
LENDER.
  THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S MAKING OF
THE LOAN
  SECURED BY THE MORTGAGE AND THE OTHER SECURITY DOCUMENTS.

           IN WITNESS WHEREOF, Borrower has duly executed this Promissory
  Note to be effective the day and year first above written.

  "Borrower"

                           GOTTSCHALKS, INC., a Delaware
                           corporation


                           By: __s/ALAN A. WEINSTEIN________
                               Alan A. Weinstein,
                               Senior Vice President


                           By: _S/CLARENCE A. KRANTZ_______________

                               SENIOR VICE PRESIDENT____________
                                    [Printed Name and
                           Title]

              ADDENDUM TO PROMISSORY NOTE


           This Addendum to Promissory Note ("Addendum") contains certain additional and supplemental terms and provisions of the Promissory Note (the "Note") dated September 29, 1995, executed by GOTTSCHALKS, INC., a Delaware corporation,
  as Borrower, to the order of MIDLAND LOAN SERVICES, L.P., as Lender. The terms and provisions of this Addendum control and supersede any conflicting terms and provisions contained in the
  body of this Note.

      1. Additional Interest. Notwithstanding the provisions of Paragraph 2 of this Note, if Borrower ceases providing financial reporting to, and/or is not in good standing with, the
  Security and Exchange Commission, Borrower shall be required to make Additional Interest Payments to Lender in an amount which Lender, in its sole discretion, requires. Such Additional Interest Payments, or the applicable portions thereof, shall be
  remitted to Borrower in accordance with Paragraph 2 of this Note.

           Pay to the order of KC Funding Corp., without recourse.

  Midland Loan Services, L.P., a
                           Missouri limited partnership

                           By: Midland Data Systems, Inc.,
                                                          a
Missouri corporation, its
                                                          sole
general partner


                               By:S/CLARANCE A. KRANTZ

                           ___SENIOR VICE PRESIDENT____


                           _____________________________
                                      [Printed Name &
                           Title]



                                    Pay to the order of
  ________________________________, without recourse.


                           KC Funding Corp., a Missouri
                           corporation


                           By: __S/CLARANCE A. KRANTZ____

                                SENIOR VICE PRESIDENT
_________________________________
                                     [Printed Name & Title]


  09-28-95/KBP-55812/MYC

RECORDING REQUESTED BY AND    )
WHEN RECORD AND RETURN TO:        )
                                  )
MIDLAND LOAN SERVICES, L.P.   )
210 West 10th Street, 6th Fl. )
Kansas City, MO 64105             )
Attn:  MCF Closing Department )
Loan No.:  94-0902451             )

___________________________________________________________________________

                           [SPACE ABOVE LINE FOR RECORDER'S USE]






                                                   GOTTSCHALKS,
INC.
                                                      (Borrower)



                                                          to



                                        FIRST AMERICAN TITLE
INSURANCE COMPANY
                                                       (Trustee)



                                                      in favor
of



                                              MIDLAND LOAN
SERVICES, L.P.
                                                       (Lender)


                                          DEED OF TRUST,
SECURITY AGREEMENT,
                                            ASSIGNMENT OF LEASES
AND RENTS,
                                                  AND FIXTURE
FILING





                                              Dated:  September
29, 1995

                                            Location:  Antioch,
California

                                          DEED OF TRUST,
SECURITY AGREEMENT,
                                            ASSIGNMENT OF LEASES
AND RENTS,
                                                  AND FIXTURE
FILING


           THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING (the "Deed of Trust") is made as of the 29th day of September, 1995, by GOTTSCHALKS, INC., a Delaware corporation ("Borrower"), having its principal place of business (or residing) at 7 River Park Place East, Fresno, California 93720, to FIRST AMERICAN TITLE INSURANCE COMPANY ("Trustee"), having an address at
  2000 North Schnoor, Suite 101, Madera, California 93637, for the benefit of MIDLAND LOAN SERVICES, L.P., a Missouri limited partnership
  ("Lender"), having its principal place of business at 210 West 10th Street, 6th Floor, Kansas City, Missouri 64105.



WITNESSETH:

           To secure the payment of an indebtedness in the principal sum of Five Million One Hundred Thousand and No/100 Dollars
  ($5,100,000.00), lawful money of the United States of America, to be paid with interest according to a certain contemporaneously executed
  Promissory Note made by Borrower to the order of Lender (said Promissory Note, together with all extensions, renewals or modifications thereof, is referred to as the "Note", and said indebtedness, interest and all other sums due hereunder, and under the Note and the Other
  Security Documents (hereinafter defined), including applicable attorney fees and costs, is collectively referred to as the "Debt") and to secure the additional obligations described in the Addendum attached hereto and made a part hereof, Borrower hereby irrevocably deeds, mortgages, gives, grants, bargains, sells, aliens, enfeoffs, conveys, confirms, pledges, assigns, grants a security interest in, and hypo-
  thecates to Trustee, its successors and assigns, in trust, with power of sale, and right to entry and possession, all of its estate, right, title and interest in, to, and under any and all of the following described property (collectively the "Mortgaged Property"), whether now owned or held or hereafter acquired:

      (a) The real property described in Exhibit A attached hereto (the "Premises") and the buildings, structures, fixtures additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (the
"Improvements");

      (b) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the
  Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto;

      (c) all machinery, equipment, fixtures (including but not limited to all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), building equipment, materials and supplies, and other property of every kind and nature, whether tangible or intangible, owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the
  Improvements (hereinafter collectively called the "Equipment"), including the proceeds of any sale or transfer of the foregoing, and, without limiting the generality of the foregoing, if any such Equipment is subject to any prior security interest or prior security agreement (as such terms are defined in the Uniform Commercial Code, as adopted and enacted in the State or States in which any of the Mortgaged Property is located), then the Mortgaged Property shall include all of the right, title and interest of Borrower in and to any such Equipment, together with all deposits and payments now or hereafter made by Borrower with respect to such Equipment;

      (d) all awards, payments or compensation, including interest thereon, heretofore or hereafter made with respect to the Mortgaged
  Property for any injury to or decrease in the value of the Mortgaged Property related to any exercise of the right of eminent domain or condemnation (including without limitation, any transfer made in lieu of or in anticipation of the exercise of said rights or for a change of grade);

      (e) all leases, reciprocal easement agreements, and other agreements and arrangements affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or at the Premises and the Improvements heretofore or hereafter entered into (the "Leases"), all income, rents (including, without limitation, all percentage rents), issues, profits and revenues (including all oil and gas or other mineral royalties and bonuses) from the Mortgaged Property (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

      (f) all proceeds of, and any unearned premiums on, any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the
  Mortgaged Property; and

      (g) the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the
  Mortgaged Property and to commence any action or proceeding to protect the interest of Lender in the Mortgaged Property;

      TO HAVE AND TO HOLD the Mortgaged Property unto and to the use and benefit of Trustee, and the successors and assigns of Trustee, forever;

      IN TRUST, WITH POWER OF SALE, to secure the payment to
Lender of the Debt at the time and in the manner provided for its payment in the
  Note, in this Deed of Trust or in the Other Security
Documents;

      PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall pay to Lender the Debt at the time and in the manner provided in the Note, in this Deed of Trust or in the Other Security Documents, and shall abide by and comply with each and every covenant and condition set forth herein and in the Note in a timely manner, these presents and the estate hereby granted shall cease, terminate and be void, and Trustee shall reconvey, without warranty, the Mortgaged Property then held hereunder.

      Borrower hereby represents and warrants to and covenants and agrees with Lender as follows:

           1. Payment of Debt and Incorporation of Covenants, Conditions and Agreements. Borrower will pay the Debt at the time and in the manner provided in the Note, this Deed of Trust and the Other Security Documents. All the covenants, conditions and agreements contained in: (a) the Note; and (b) all and any documents (other than the Note or this Deed of Trust) (collectively the "Other Security Documents") now or hereafter executed by Borrower and/or others in favor of Lender, which wholly or partially secure or guaranty payment of the Note, provide for any indemnity in favor of or payment to Lender related to the Debt, the Note or the Mortgaged Property, provide for any escrow/holdback arrangements or for any actions to be completed by Borrower subsequent to the date hereof, or are otherwise related to the loan secured by this Deed of Trust (the "Loan"); are hereby made a part of this Deed of Trust to the same extent and with the same force as if fully set forth herein. Notwithstanding anything herein to the contrary, neither this Deed of Trust nor any of the Other Security Documents shall secure (i) any obligation under any guaranty(ies) executed in favor of Lender in connection with the Loan or (ii) the payment of any Post-Foreclosure Transfer Environmental Losses (as defined in that certain Unsecured Environmental Indemnity Agreement executed by Borrower in favor of Lender contemporaneously herewith).

           2. Warranty of Title. Borrower warrants that Borrower has good title to the Mortgaged Property and has the right to deed, mortgage, give, grant a security interest in, bargain, sell, alien, enfeoff, convey, confirm, pledge, assign and hypothecate the same and that Borrower possesses an unencumbered fee estate in the Premises and the Improvements and that it owns the Mortgaged Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy in favor of Lender insuring the lien of this Deed of Trust. Borrower shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Deed of Trust to Lender against the claims of all persons whomsoever.

           3.   Insurance Requirements.

                (a)  Borrower, at its sole cost and expense,
will keep the Mortgaged Property insured during the entire term of this Deed of Trust for the mutual benefit of Borrower and Lender against loss or damage by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy including, but not limited to, fire, lightning, windstorm, hail, explosion, riot attending a strike, riot, civil commotion, aircraft, vehicles, smoke, vandalism, malicious mischief, burglary and theft, and to the extent required by Lender, earthquake or any other risks insured against by persons operating like properties in the locality of the Mortgaged Property. Such insurance shall be in an amount not less than the lesser of (i) the then full replacement cost of the Mortgaged Property, without deduction for physical depreciation, or (ii) the outstanding principal balance of the Debt; but in any event an amount sufficient to ensure that the insurer issuing said policies would not deem Borrower a co-insurer under said policies. The policies of insurance carried in accordance with this paragraph shall be paid annually in advance and shall contain the
        "Replacement Cost Endorsement" with a waiver of depreciation.

                (b) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall also obtain and maintain during the entire term of this Deed of Trust the following policies of insurance:

                     (i)       Flood insurance (meeting the
current requirement of the Federal Insurance Administration) if any part of the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any successor act thereto) in an amount at least equal to the lesser of (A) the stated principal amount of the Note; or
(B) the
            maximum amount of coverage available to Borrower under the Flood Disaster Protection Act of 1973 (and any successor act thereto).

                              (ii)       Comprehensive public
liability insurance on an "occurrence basis", in the amount of at least
            $3,000,000.00 per occurrence, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages.

                             (iii)       Business interruption
and/or rental loss insurance (for all losses regardless of cause, and with no exclusions) in an amount equal to the aggregate annual amount of all rents, additional rents (including, without limitation, percentage rents) payable by all of the tenants under the Leases (whether or not such Leases are terminable in the event of a fire or casualty) and profits or other income from the Mortgaged Property, which business interruption insurance and/or rental loss insurance shall cover such losses for a period of at least twelve (12) months after the date of the fire or other casualty in question. The amount of such insurance shall be increased from time to time during the term of this Deed of Trust as and when
            Lender requires, to reflect all rent, additional rent, increased rent and increased additional rent payable by all new or renewal tenants, and all increased profits or other income from the Mortgaged Property.

                              (iv)       Insurance against loss
or damage from explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements
            (excepting any such apparatus located within and serving individual residential units of the Improvements, if any).

                               (v)       Such other insurance as
may from time to time be reasonably required by Lender in order to protect its interests.

                (c) All policies of insurance (individually, a "Policy", and collectively the "Policies") required pursuant to this Deed of Trust: (i) shall be issued by an insurer satisfactory to Lender, in its sole discretion; (ii) shall contain a mortgagee non-contribution clause satisfactory to Lender, in its sole discretion, naming Lender as the person to which all payments made by such insurance company shall be paid; (iii) shall be maintained throughout the term of this Deed of Trust without cost to Lender; (iv) shall be assigned and delivered to Lender; (v) shall contain such provisions as Lender deems necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under said Policies and that Lender shall receive at least thirty (30) days prior written notice of any modification, termination or cancellation of the applicable Policy; and (vi) shall be satisfactory in form and substance to Lender and shall be approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. Borrower shall pay the premiums for such Policies (the
        "Insurance Premiums") as the same become due and payable. Not later than thirty (30) days prior to the expiration date of each of the
        Policies, Borrower will deliver to Lender satisfactory evidence of the renewal of each expiring Policy.

           4.   Casualty Loss.

                (a)  If the Mortgaged Property is damaged or
destroyed, in whole or in part, by fire or other casualty (a
"Casualty"),
        Borrower shall give prompt notice thereof to Lender. Borrower hereby authorizes and empowers Lender to settle, adjust or compromise any claims for any insurance proceeds arising from any Casualty (the "Insurance Proceeds"), to receive such Insurance Proceeds and to retain and apply such Insurance Proceeds as set forth herein. If no Event of Default (hereinafter defined), or event which with the giving of notice or passage of time, or both, would give rise to an Event of Default, has occurred as of the date of the Casualty, then:

           (i) If the aggregate amount of any Insurance Proceeds resulting from a Casualty is equal to $15,000.00 or less, such Insurance Proceeds shall be paid directly to Borrower and shall be applied by Borrower to the prompt repair and replacement of the Mortgaged Property;

                              (ii)       If the aggregate amount
of any Insurance Proceeds resulting from a Casualty (or series of related
            Casualties) exceeds $15,000.00 and the value of the Mortgaged Property immediately following such Casualty remains greater than fifty percent (50%) of its value immediately prior to such Casualty, then all Insurance Proceeds from such Casualty shall be paid to Lender; provided, however, that so long as no Event of Default exists and subject to the requirements set forth herein, Lender shall disburse such amounts of the Insurance
Proceeds (after deduction for Lender's costs and expenses of collection) as Lender reasonably deems necessary for the repair or replacement of the Mortgaged Property, with any balance remaining after such disbursement being applied by Lender to the Debt in such priority and proportions as Lender deems proper;

                             (iii)       If the value of the
Mortgaged Property immediately following any Casualty (or series of related
            Casualties) does not exceed fifty percent (50%) of its value immediately prior to such Casualties, then all Insurance Proceeds from such Casualties shall be paid directly to Lender and Lender, at its discretion: (A) may declare the entire Debt to be immediately due and payable and apply all such Insurance Proceeds, after deduction for Lender's costs and expenses of collection, to the Debt in such priority and proportions as Lender deems proper; or (B) subject to the requirements set forth herein, may disburse such amounts of the Insurance Proceeds as Lender reasonably deems necessary for the repair or replacement of the
            Mortgaged Property, with any balance remaining after such disbursement being applied by Lender to the Debt in such priority and proportions as Lender deems proper; and

                              (iv)       If no Event of Default
(as hereinafter defined) has occurred, and no event has occurred that with notice and/or the passage of time, or both, would constitute an Event of Default, then no Prepayment Consideration (as defined in the
            Note) will be due with respect to any Insurance Proceeds paid to Lender pursuant to subclauses (ii) or (iii) above. If an Event of Default has occurred, or an event has occurred that with notice and/or the passage of time, or both, would constitute an Event of Default, then Prepayment Consideration will be due with respect to any Insurance Proceeds paid to Lender pursuant to subclauses (ii) and (iii) above. An Event of Default which existed but which was completely cured prior to the date of Casualty shall not in itself give rise to any Prepayment Consideration under this subsection.

                (b)  All disbursements of any portion of any
Insurance Proceeds held by Lender shall be subject to all terms and conditions deemed necessary by Lender, including: (i) Lender's receipt of satisfactory requests for disbursements, paid bills and lien waivers, architect certificates or other certificates, and certificates or endorsements from title insurance companies;
(ii) Borrower's
        deposit with Lender of any additional funds necessary to supplement the Insurance Proceeds, so as to cover, in advance, the entire cost of the necessary repairs or replacements to the Mortgaged Property as established by the certificate of an architect or engineer
        (employed by Lender at Borrower's expense); (iii) such architect's or engineer's determination that such repairs or replacements may be effected within a period of six (6) months or less; and
(iv) Borrower's prompt and diligent completion of such repairs or replacements in accordance with plans and specifications submitted to and approved by Lender. Lender, whether in possession of the Premises or not, shall not have any obligation to advance or make funds other than the Insurance Proceeds available for the repair or replacement of the
        Mortgaged Property.

           5.   Payment of Taxes and Other Charges.

                (a) Borrower shall pay or cause to be paid and discharged all taxes, assessments, water rates and sewer rents now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (collectively the "Taxes"), and all ground rents, utility charges, maintenance charges, other governmental impositions, and all other liens or charges whatsoever which may be or become a lien or charge against the Mortgaged Property (including without limitation, mechanics and materialmen's liens, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises), now or hereafter related to, or levied, assessed or imposed against, the Mortgaged Property or any part thereof (collectively the "Other Charges") as the same become due and payable. Borrower will deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes and Other
        Charges have been paid prior to the same becoming delinquent.

                (b)  After prior written notice to Lender,
Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes or Other Charges, provided that: (i) no Event of Default has occurred and shall be continuing; (ii) Borrower is permitted to do so under the provisions of any mortgage, deed of trust, ground lease, or other instrument which creates a superior or junior lien to this Deed of Trust (it being understood that no such superior or junior liens will be permitted unless specifically allowed, in writing, by Lender); (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder; (iv) neither the Mortgaged Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; (v) Borrower shall have set aside adequate reserves (which Lender may at its option require to be placed in escrow with Lender) for the payment of the Taxes or
        Other Charges, together with all interest and penalties; and (vi) Borrower shall have furnished such security as may be required in the proceeding, or as may be requested by Lender to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon.

           6. Escrowed Funds. Borrower shall, at the option of Lender or its designee, pay to Lender or its designee on the first day of each calendar month one-twelfth of an amount which would be sufficient to pay all Insurance Premiums, Taxes and Other Charges payable, or estimated by Lender to be payable, during the next ensuing twelve (12) months. (The aggregate of said amounts so held by Lender is hereinafter called the "Escrowed Funds"). Borrower hereby pledges to Lender any and all Escrowed Funds now or hereafter held by Lender as additional security for the payment of the Debt. Lender will apply the Escrowed Funds to payments of Taxes, Other Charges and Insurance
  Premiums required to be made by Borrower pursuant hereto. If the amount of the Escrowed Funds held by Lender shall exceed the amounts required for the payment of the Taxes, Other Charges and Insurance Premiums described above, Lender shall, in its discretion, return any excess to Borrower or credit such excess against future payments to be made to the Escrowed Funds. In allocating such excess, Lender may deal with the person shown on the records of Lender to be the owner of the Mortgaged Property. If, at any time, the Escrowed Funds are not sufficient to pay the Taxes, Other Charges and Insurance Premiums described above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall estimate as sufficient to make up the deficiency. Upon the occurrence of an Event of Default, Lender may apply any
  Escrowed Funds held by it to the payment of the following items in any order in its sole discretion:

                     (i)       Taxes and Other Charges;

                              (ii)       Insurance Premiums;

                             (iii)       Interest on the unpaid
principal balance of the Note;

                              (iv)       Amortization of the
unpaid principal balance of the Note; and

                               (v)       All other sums payable
pursuant to the Note, this Deed of Trust and the Other Security
Documents,
            including without limitation advances made by Lender pursuant to the terms of this Deed of Trust and any applicable Prepayment
            Consideration.

  Until expended or applied as above provided, the Escrowed Funds shall constitute additional security for the Debt. The Escrowed Funds shall not constitute a trust fund and may be commingled with other monies held by Lender. No earnings or interest on the Escrowed Funds shall be payable to Borrower.

           To the extent Borrower timely deposits all required Escrowed Funds with Lender, Borrower shall be relieved of any further obligation to directly pay, or to deliver to Lender any evidence of the payment of (prior to their expiration or delinquency), any Insurance
  Premiums, Taxes or Other Charges.

           7. Condemnation. Borrower shall promptly give Lender written notice of the actual or threatened commencement of any exercise of a right of condemnation or eminent domain affecting all or any part of the Mortgaged Property (each such event being hereinafter referred to as a "Condemnation"), and shall deliver to Lender copies of any and all papers served in connection with any such Condemnation.
  Notwithstanding any taking (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking) of all or any part of the Mortgaged Property through a Condemnation, Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note, this Deed of Trust and the Other Security Documents, and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender (after deducting any expenses of collection) to the Debt. Lender shall not be limited to the rate of interest paid on any such award or payment from a Condemnation but shall be entitled to receive out of such award or payment interest at the rate then applicable under the Note. Borrower shall cause any award or payment payable to Borrower in any Condemnation to be paid directly to Lender. Lender shall apply any such award or payment (after deducting any expenses of collection) to the reduction or discharge of the Debt (whether or not then due and payable). No Prepayment Consideration shall be payable solely in connection with such application; provided, however, that notwithstanding the foregoing, if an Event of Default is existing as of the date of the Condemnation, or an event has occurred as of the date of the Condemnation that with notice and/or the passage of time, or both, would constitute an Event of Default hereunder, then any Condemnation awards or proceeds applied to the Debt pursuant to this section shall be subject to the Prepayment Consideration computed in accordance with the terms of the Note. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of any such award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive said award or payment in an amount sufficient to fully satisfy the Debt.

           8.   Leases and Rents.  Borrower does hereby
absolutely and unconditionally assign to Lender all current and future Leases and
  Rents, it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. The terms and conditions of this assignment shall be governed by the Assignment of Leases and Rents (the "Assignment of
  Leases") executed by Borrower in favor of Lender contemporaneously with this Deed of Trust. Except as permitted pursuant to the Assignment of Leases, Borrower shall not enter into any future Leases of all or any part of the Mortgaged Property.

           9.   Maintenance, Use and Management of Mortgaged
Property.

                (a) Borrower shall cause the Mortgaged Property to be maintained in a good and safe condition and repair. The
        Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment)
        without the consent of Lender, not to be unreasonably withheld. Borrower shall promptly comply with all laws, orders and ordinances affecting the Mortgaged Property, or the use thereof, except that Borrower shall be permitted to contest any change or proposed change thereto under the same terms and conditions as permitted in paragraph 5(b), above. Borrower shall promptly repair, replace or rebuild any part of the Mortgaged Property which may be destroyed by any Casualty, become damaged, worn or dilapidated or which may be affected by any Condemnation, and shall also complete and pay for any structure at any time in the process of construction or repair on the
        Premises. Unless Lender otherwise consents in writing, Borrower shall not initiate, join in, acquiesce in or consent to any change in any private restrictive covenant, replat, easement, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconforming use, Borrower will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Lender.

                (b) Borrower shall use and continuously operate and permit the use and continuous operation of the Premises and the
        Improvements as provided for in Borrower's original loan application to Lender.

                (c)  Unless Lender otherwise consents in
writing, Borrower shall not initiate, join in, acquiesce in or consent to the removal or resignation of the managing agent for the Mortgaged Property or the transfer of ownership, management or control of such managing agent to a person or entity other than Borrower or the general partner or managing partner of Borrower.

           10.  Sale of Mortgaged Property or Change in
Borrower.

                (a)  Borrower acknowledges that Lender has
examined and relied on the creditworthiness and experience of Borrower in agreeing to make the loan secured hereby, and that Lender has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that should Borrower default in the repayment of the Debt, Lender can recover the Debt by a sale of the Mortgaged Property.

                (b)  Borrower may not Transfer (hereinafter
defined) the Mortgaged Property, nor allow any Change in Ownership
        (hereinafter defined), unless all of the following conditions shall have been satisfied: (i) Lender has received Borrower's written request for a Transfer, or for a Change in Ownership (or any other request resulting in a new obligor under the Loan) and Lender shall have expressly approved such request in writing, subject to the satisfaction of all requirements hereunder; (ii) no Event of Default has occurred and is continuing; (iii) the proposed new owner/assignee of the Mortgaged Property (the "New Borrower") meets all of
        Lender's Underwriting Standards (hereinafter defined);
(iv) the Mortgaged Property meets all of Lender's Underwriting
Standards related
        to its financial condition, cash flow, operating income, physical condition, management and operation; (v) Borrower reimburses Lender for all underwriting costs incurred by Lender in connection with such Transfer or Change in Ownership (including without limitation, engineering and/or architect's fees, environmental studies, title searches, credit checks, attorney fees (collectively, "Underwriting
        Costs")); (vi) Borrower remits to Lender an assumption fee in the amount of one percent (1%) of the outstanding balance of the Debt as of the date of such Transfer or Change in Ownership, not as a penalty, but as compensation to Lender for administrative costs and loss of Prepayment Consideration. Borrower shall reimburse Lender for any and all Underwriting Costs incurred by Lender in connection with
        Borrower's written request for a Transfer, or for a Change in Ownership (or any other request resulting in a new obligor under the
        Loan) whether or not any requested Transfer or Change in Ownership is approved or consummated. A failure to comply with any of the terms of this paragraph 10 shall constitute an Event of Default, and Lender may then declare the entire Debt immediately due and payable upon any such Transfer or Change in Ownership.

                (c)  "Lender's Underwriting Standards" shall
mean the actual commercial loan underwriting standards of Midland Loan
        Services, L.P. (or any successor entity that is then servicing the Loan) in effect at the time of the proposed Transfer or Change in
        Ownership, or, if no such standards exist, such standards which are then customary for a commercial lender in connection with a mortgage loan of the size and type of Borrower's loan from Lender secured hereby.

                (d)  A "Transfer" is defined as any sale,
conveyance, alienation, mortgage, encumbrance, pledge or other transfer of the
        Mortgaged Property or any part thereof or interest therein, whether voluntary or involuntary or otherwise. Without limiting the generality of the foregoing, a Transfer is deemed to include: (i) an installment sales agreement wherein Borrower agrees to sell the
        Mortgaged Property or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantial part of the Mortgaged Property for other than actual occupancy by a space tenant thereunder; or (iii) a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents.

                (e)  A "Change in Ownership" is defined as
follows: (i) if Borrower, any Guarantor (hereinafter defined), or any general partner in Borrower or any Guarantor is a corporation, the voluntary or involuntary sale, conveyance or transfer of any of such corporation's stock (or any of the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise), or the creation or issuance of any new stock in one or a series of transactions, by which an aggregate of more than forty percent (40%) of any of such corporation's stock shall be vested in a party or parties who are not now stockholders (where appropriate, a corporation shall be deemed to include a limited liability company, co-op, business trust, joint venture or other entity, and the rules applicable to shares of stock will apply with equal force to membership shares or similar indicia of ownership, or actual ownership interest in these other entities); and (ii) if Borrower, any Guarantor or any general partner of Borrower or any Guarantor is a limited or general partnership or joint venture, the change, removal or resignation of a general partner or managing partner. Except as set forth above, involuntary changes in ownership resulting from a death or physical or mental disability shall not be considered a
        Change in Ownership.

                (f) Borrower shall be released from liability for the Debt only after: (i) all conditions for a Transfer or Change in
        Ownership have been satisfied; (ii) all security documents deemed necessary by Lender have been executed, delivered, recorded and perfected; (iii) Lender has received a policy of title insurance (or similar assurance) reflecting the new ownership and the priority and perfection of Lender's security; (iv) the New Borrower has assumed all required personal liability; and (v) all other reasonable requirements of Lender are satisfied.

           11. No Other Encumbrances Permitted. Except for financing liens placed against Borrower's inventory in the normal course of business, Borrower shall not, directly or indirectly, mortgage, pledge, hypothecate, encumber, assign or otherwise place a lien or security interest against the Mortgaged Property without in each instance obtaining the prior written consent of Lender, which consent may be given or withheld by Lender in each instance in its sole discretion.
If Lender does consent to any additional mortgages or liens, it may require the modification of this Deed of Trust, payment of an administrative fee in an amount determined by Lender and such other conditions as Lender shall determine in its sole discretion. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon such encumbrance. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the
  Mortgaged Property.

           12.  Estoppel Certificates and No Default Affidavits.

                (a)  After request by Lender, Borrower shall
within ten (10) business days furnish Lender with a statement, duly acknowledged and certified by Borrower, setting forth:
(i) the amount of the original principal amount of the Note;
(ii) the unpaid
        principal amount of the Note; (iii) the rate of interest of the Note; (iv) the date installments of interest and/or principal were last paid; (v) any offsets or defenses to the payment of the Debt, if any; and (vi) that the Note, this Deed of Trust and the Other Security
        Documents are valid, legal and binding obligations and have not been modified, or if modified, giving particulars of such modification.

                (b) Within ten (10) business days after request by Lender, Borrower will furnish Lender with estoppel certificates, in form and content satisfactory to Lender, from all tenants specified by Lender (other than tenants under Leases for residential purposes, congregate care services or mini-warehouse storage rentals (unless such storage rental exceeds ten percent (10%) of the rentable square footage of such storage facility) (collectively "Residential Leases")), or, if any tenant fails to provide such estoppel certificate, Borrower shall provide a certificate with respect to the tenancy of such tenant, in form and substance satisfactory to Lender.

           13. Cooperation. Borrower acknowledges that Lender and its successors and assigns may: (a) sell or assign this Deed of Trust, the Note and any of the Other Security Documents to one or more investors as a whole loan; (b) sell or assign a participation interest in the
  Debt to one or more investors; (c) deposit this Deed of Trust, the Note and any of the Other Security Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets; or (d) otherwise sell or assign the Debt, the Note, this
  Deed of Trust and any of the Other Security Documents, or any interest therein to investors (the transactions referred to in subparagraphs (a) through (d) above are hereinafter referred to as "Secondary Market Transactions"). Borrower shall cooperate in good faith with Lender in effecting any such Secondary Market Transaction and in addressing such matters as any party involved in a Secondary Market
  Transaction may require, including the provision of such information and documents relating to Borrower, any Guarantors, the Mortgaged
  Property and any tenants of the Improvements as Lender may reasonably request in connection with a Secondary Market Transaction. Lender shall have the right to provide to prospective investors any information in its possession, including, without limitation, financial statements relating to Borrower, any Guarantors, the Mortgaged Property and any tenant of the Improvements. Borrower acknowledges that certain information regarding the Loan and the parties thereto and the Mortgaged Property may be included in a private placement memorandum, prospectus or other disclosure documents.

           14.  Books and Records; Reporting Requirements.

                (a) Borrower and Guarantor(s), if any, shall keep complete and accurate books and records of account in accordance with generally accepted accounting principles consistently applied. Borrower shall deliver, or cause to be delivered, the reports and financial statements described below, all in form acceptable to Lender (collectively the "Reports"), within the time period required.

                     (i)       Within ninety (90) days after the
close of each fiscal year of Borrower, Borrower shall deliver, or cause to be delivered to Lender: (A) an annual rent roll (if any), certified by Borrower's chief financial officer (or other person acceptable to Lender); (B) an annual operating statement of the Mortgaged Property, certified by Borrower's chief financial officer (or other person acceptable to Lender); and
(C) an annual balance sheet and profit and loss statement of Borrower certified by Borrower's chief financial officer (or other person acceptable to Lender).

                              (ii)       Within ninety (90) days
after the close of the separate individual fiscal years of any Guarantor,
            Borrower shall deliver, or cause to be delivered to Lender, an annual balance sheet and profit and loss statement of each
            Guarantor, if any, certified by such Guarantor's chief financial officer (or other person acceptable to Lender).

                             (iii)       Within thirty (30) days
after the close of each calendar quarter, Borrower shall deliver, or cause to be delivered the following, all to be certified by Borrower's chief financial officer (or other person acceptable to Lender): (A) a quarterly rent roll (if any); (B) a quarterly operating statement of the Mortgaged Property; (C) a quarterly balance sheet and profit and loss statement of Borrower.

                (b)  Annually, no later than each February 1
during the term of the Note, Borrower shall deliver to Lender, for Lender's approval in its sole discretion, a report (the "Leasing Report") setting forth the minimum economic terms which Borrower proposes for use in connection with the standard lease form for Leases of portions of the Mortgaged Property during the twelve month period beginning upon such anniversary date (if Borrower intends to lease any such space). The terms set forth in the Leasing Report (if any)
        shall reflect the prevailing market conditions for like properties in the locality of the Mortgaged Property.

                (c)  Borrower shall supplement the required
Reports and Leasing Reports and provide such other financial information in respect of Borrower, any Guarantor and the Mortgaged Property as Lender, from time to time, may request. Borrower acknowledges that, without timely delivery of complete and accurate Reports and Leasing Reports, Lender may not be able to execute a Secondary Market
        Transaction. Borrower agrees that failure to timely deliver any of the Reports or the Leasing Reports shall be an Event of Default hereunder.

           15. Performance of Other Agreements. Borrower shall observe and perform each and every term to be observed or performed by
  Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

           16. Further Acts, etc. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as
  Lender shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto Lender the property and rights hereby mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intent of or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of
  Trust. Borrower, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence or perfect more effectively the security interest of Lender in the Mortgaged Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender under the Note, this Deed of Trust, the Other Security Documents, at law or in equity, including without limitation the rights and remedies described in this paragraph.

           17. Recording of Deed of Trust, etc. Upon the execution and delivery of this Deed of Trust and thereafter, from time to time,
  Borrower shall cause this Deed of Trust, the Assignment of Leases and any other instrument creating or evidencing a lien or security interest in Lender's favor upon the Mortgaged Property, and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect Lender's interest in and lien or security interest upon the Mortgaged Property. Except where otherwise prohibited by law, Borrower will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment, and subsequent release or reconveyance of this Deed of Trust and the Note, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property, any instrument of further assurance and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the same. Borrower shall hold harmless and indemnify Lender, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Deed of Trust.

           18. Prepayment. The Debt may only be prepaid in accordance with the terms of the Note.

           19. Events of Default. The Debt shall become immediately due and payable at the option of Lender, without notice or demand, upon the occurrence of any one or more of the following events
(each an "Event of Default"):

                (a)  if Borrower fails to make the full and
punctual payment of any amount payable pursuant to the Note or hereunder on a monthly basis, which failure is not cured on or before the fifth (5th) day after written notice from Lender to Borrower of such failure;

                (b)  if Borrower fails to pay the entire
outstanding principal balance of the Note, together with all accrued and unpaid interest, on the date when due, whether on the Maturity
Date (as defined in the Note), or upon acceleration, or on the Prepayment Date
        (as defined in the Note);

                (c)  if Borrower fails to make the full and
punctual payment of any portion of the Debt (other than payments described in subparagraphs (a) and (b) immediately above) which failure is not cured on or before the twentieth (20th) day after written notice from
        Lender to Borrower of such failure;

                (d)  if Borrower fails to make the full and
punctual payment of Taxes or Other Charges as required hereby;

                (e) if Borrower fails to keep the Policies of insurance required hereby in full force and effect, or fails to promptly deliver copies thereof to Lender upon request;

                (f)  if a Transfer or a Change in Ownership
occurs in violation of the provisions of this Deed of Trust, or if Borrower violates or does not comply with the provisions of the Assignment of Leases, or paragraphs 36 or 38 of this Deed of Trust;

                (g)  if any representation or warranty of
Borrower, or of any person guaranteeing payment of the Debt or any portion thereof or performance by Borrower of any of the terms of this Deed of Trust, the Note or the Other Security Documents (a "Guarantor"),
        made herein, in any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

                (h) if Borrower shall make an assignment for the benefit of creditors or if Borrower is not paying debts as and when the same become due;

                (i)  if a receiver, liquidator or trustee of
Borrower shall be appointed or if Borrower is adjudicated bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower or if any proceeding for the dissolution or liquidation of Borrower shall be instituted; however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower, then upon the same not being discharged, stayed or dismissed within sixty (60) days;

                (j) if Borrower shall be in default under any other deed of trust, mortgage or security agreement covering any part of the Mortgaged Property whether it be superior or junior in priority to this Deed of Trust (it not being implied by this clause that any such encumbrance will be permitted);

                (k) if the Mortgaged Property becomes subject to any mechanic's, materialman's or other lien (other than a lien for local real estate taxes and assessments not then due and payable, or any lien being contested by Borrower pursuant to its rights hereunder)
        and such lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) calendar days;

                (l)  if Borrower fails to promptly and
diligently cure any material violations of laws or ordinances affecting the
        Mortgaged Property; or

                (m)  if for more than thirty (30) days after
written notice from Lender, Borrower shall fail to perform any other term, covenant or condition of the Note, this Deed of Trust or any of the Other Security Documents; provided, however, that if such failure to perform is of a type which cannot be cured within such thirty (30) day period and Borrower diligently commences and prosecutes such cure, Lender shall allow a reasonable additional time period (not to exceed sixty (60) additional days) to complete such cure.

           20. Default Interest. Upon the occurrence of any Event of Default (including, without limitation, the failure of Borrower to pay the Debt in full on the Maturity Date), Borrower shall pay interest on the unpaid principal balance of the Note at the Default Rate (as defined in the Note).

           21. Right to Cure Defaults. Upon the occurrence of any Event of Default, or if Borrower fails to make any payment or to do any act as herein required, Lender may do such acts or make such payments in Borrower's stead, in such manner and to the extent that Lender may deem necessary to protect the security hereof. Any such acts or payments by Lender shall be at Lender's sole discretion, may be taken without notice to or demand on Borrower, and will not release Borrower from any obligation hereunder. Lender is authorized to enter upon the
  Mortgaged Property for such purposes, or appear in, defend or bring any action or proceeding to protect its interest in the Mortgaged
  Property, to cause this Deed of Trust to be foreclosed or to collect the Debt. All such costs and expenses (including attorney fees)
  incurred by Lender in remedying any such Event of Default, in acting or making payments in Borrower's stead, or in appearing in, defending or bringing any of the foregoing actions or proceedings, shall bear interest at the Default Rate from the date incurred by Lender until the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the above rate shall be deemed to constitute a portion of the Debt and be secured by this Deed of Trust and the Other Security Documents and shall be immediately due and payable upon demand by Lender therefor.

           22. Prepayment After Event of Default. If following the occurrence of any Event of Default, Borrower shall tender payment of an amount sufficient to satisfy the Debt at any time prior to a sale of the Mortgaged Property, either through foreclosure or the exercise of other remedies available to Lender under this Deed of Trust or the Other Security Documents, such tender by Borrower shall be deemed to be a voluntary prepayment under the Note and all applicable Prepayment Consideration shall be immediately due and payable.

           23.  Lender's Remedies.

                (a)  Upon the occurrence of any Event of
Default, Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Mortgaged Property, including, without limitation, the following actions:

                     (i)       declare the entire Debt to be
immediately due and payable;

                              (ii)       institute proceedings
to foreclose this Deed of Trust, in which case the Mortgaged
Property or any
            interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

                             (iii)       with or without entry,
to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Debt then due and payable, subject to the continuing lien of this Deed of Trust for the balance of the Debt not then due;

                              (iv)       enforce the power of
sale herein granted;

                               (v)       institute an action,
suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or the Other Security Documents;

                              (vi)       recover judgment on the
Note either before, during or after any proceedings for the enforcement of this
            Deed of Trust;

                             (vii)       apply for the
appointment of a trustee, receiver, liquidator or conservator of the Mortgaged Property, without notice and without regard for the adequacy of the security for the Debt or the solvency of Borrower, any Guarantor or of any person, firm or other entity liable for the payment of the Debt;

                            (viii)       enforce Lender's
interest in the Leases and Rents and enter into or upon the Mortgaged Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, and thereupon
            Lender may: (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Mortgaged Property and conduct the business thereat; (B) complete any construction on the Mortgaged Property in such manner and form as Lender deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the
            Mortgaged Property; (D) exercise all rights and powers of Borrower with respect to the Mortgaged Property, whether in the name of
            Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the
            Mortgaged Property and every part thereof; and (E) apply the receipts from the Mortgaged Property to the payment of the Debt, after deducting therefrom all expenses (including reasonable attorney fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, assessments, Insurance Premiums and Other Charges in connection with the Mortgaged
            Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees; or

                              (ix)       pursue such other
rights and remedies as may be available at law and in equity.

      In the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Deed of Trust shall continue as a lien on the remaining portion of the Mortgaged Property.

                (b) To the extent permitted by applicable law, Trustee may adjourn from time to time any sale by it to be made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by law, Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

                (c) Upon the completion of any sale or sales made by Trustee under or by virtue of this Deed of Trust, Trustee, or an officer of any court empowered to do so, shall execute and deliver to the purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Trustee is hereby irrevocably appointed the true and lawful attorney of Borrower, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold, and for that purpose Trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power,
        Borrower hereby ratifying and confirming all that Trustee or such substitute or substitutes shall lawfully do by virtue hereof. Any such sale or sales made under or by virtue of this Deed of Trust, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and against any all persons claiming or who may claim the same, or any part thereof from, through or under Borrower.

                (d) Upon any sale made under or by virtue of this Deed of Trust (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), Lender may bid for and acquire the
        Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom (to the extent allowed by applicable law) the expenses of the sale and costs of the action and any other sums which Lender is authorized to deduct under this Deed of Trust.

                (e) No recovery of any judgment by Lender and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Borrower shall affect in any manner or to any extent the lien of this Deed of Trust upon the Mortgaged
        Property or any part thereof, or any liens, rights, powers or remedies of Lender hereunder, but such liens, rights, powers and remedies of Lender shall continue unimpaired as before.

           24. Late Charges. If any portion of the Debt is not actually received by Lender by close of business on the tenth
(10th) day
  after the date on which it was due, Borrower shall pay to Lender an amount (the "Late Charge") equal to the lesser of five percent (5%) of such unpaid portion of the Debt or the maximum amount permitted by applicable law, to defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. All such Late Charges shall be automatically due and payable without any notice or demand and shall be secured by this Deed of Trust and the Other Security Documents.

           25. Changes in the Laws Regarding Taxation. If any law is enacted or adopted or amended after the date of this Deed of Trust which deducts the Debt from the value of the Mortgaged Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Mortgaged Property, Borrower will pay such tax, with interest and penalties thereon, if any. In the event Lender is advised by counsel chosen by it that the payment of such tax or interest and penalties by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then in any such event, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the entire Debt immediately due and payable; provided, however, that no Prepayment Consideration shall be required solely as a result of a prepayment required by any such declaration.

           26. No Credits on Account of the Debt. Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Mortgaged Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Mortgaged Property, or any part thereof, for real estate tax purposes by reason of this Deed of Trust or the Debt. In the event such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the entire Debt immediately due and payable; provided, however, that no
  Prepayment Consideration shall be required solely as a result of a prepayment required by any such declaration.

           27. Documentary Stamps. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Deed of Trust, or impose any other tax or charge on the same,
  Borrower will pay for the same, with interest and penalties thereon, if any.

           28. Usury Laws. This Deed of Trust, the Other Security Documents and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt or any other charges at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by law to contract or agree to pay. If by the terms of this Deed of Trust, the Other Security Documents or the Note, Borrower is at any time required or obligated to pay any such amounts at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all previous payments in excess of such maximum rate shall be deemed to have been payments in reduction of the principal and not on account of the interest due hereunder.

           29. Right of Entry. Lender and its agents shall have the right to enter and inspect the Mortgaged Property at all reasonable times.

           30. Reasonable Use and Occupancy. In addition to the rights which Lender may have herein, upon the occurrence of any Event of
  Default, Lender, at its option, may require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be occupied by Borrower, or may require Borrower to vacate and surrender possession of the Mortgaged Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise.

           31. Security Agreement. This Deed of Trust is both a real property deed of trust and a "security agreement" within the meaning of the Uniform Commercial Code adopted and enacted by the State or States where any of the Mortgaged Property is located (the "Uniform
  Commercial Code"), made by and between Borrower, as debtor, and Lender, as secured party, and by and between Borrower, as debtor, and
  Trustee, as secured party.   Borrower by executing and
delivering this Deed of Trust has granted and hereby grants to Lender, as security for the Debt, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform
  Commercial Code (said portion of the Mortgaged Property so subject to the Uniform Commercial Code being herein referred to as the
  "Collateral"). If an Event of Default shall occur, Lender and Trustee, in addition to any other rights and remedies which they may have, shall have and may exercise immediately and without demand any and all rights and remedies granted to a secured party upon default under the
  Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Trustee or Lender may deem necessary for the care, protection and preservation of the
  Collateral. Upon request or demand of Lender or Trustee, Borrower shall at its expense assemble the Collateral and make it available to
  Lender or Trustee at a convenient place acceptable to Lender or Trustee. Borrower shall pay to Lender or Trustee on demand any and all expenses, including legal expenses and attorney fees, incurred or paid by Lender or Trustee in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Lender or
  Trustee with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

           32. Actions and Proceedings. Lender or Trustee has the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Mortgaged Property. Lender shall, at its option, be subrogated to the lien of any deed of trust, mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

           33. Waiver of Counterclaim. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender, and, to the extent permitted by law, waives trial by jury in any action or proceeding brought by either party hereto against the other or in any counterclaim asserted by Lender against Borrower, or in any matters whatsoever arising out of or in any way connected with this Deed of Trust, the Note, any of the Other Security Documents or the Debt.

           34. Recovery of Sums Required to Be Paid. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender or Trustee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

           35. Marshalling and Other Matters. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement, redemption and similar laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Deed of Trust and on behalf of all persons to the extent permitted by applicable law.

           36. Hazardous Waste. Borrower hereby represents and warrants to Lender that, to the best of Borrower's knowledge, after due inquiry and investigation: (a) except as disclosed to Lender in the environmental report specifically referred to in an addendum (if any)
  attached hereto, the Mortgaged Property is not in violation of any local, state, federal or other governmental authority, statute, ordinance, code, order, decree, law, rule or regulation pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination or cleanup including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended
  ("CERCLA"), the Resource Conservation and Recovery Act, as amended ("RCRA"), and any state superlien and environmental cleanup statutes
  (collectively, "Environmental Laws"); (b) the Mortgaged Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to hazardous and/or toxic, dangerous and/or regulated, substances, wastes, materials, pollutants or contaminants, petroleum, petroleum by-products, friable asbestos, tremolite, anthlophylie or actinolite or polychlorinated biphenyls
  (including, without limitation, any raw materials which include hazardous constituents) and any other substances or materials which are included under or regulated by Environmental Laws (collectively, "Hazardous Substances"); (c) except as disclosed to Lender in the environmental report specifically referred to in an addendum (if any) attached hereto, no Hazardous Substances are or have been discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from the Mortgaged Property otherwise than in compliance with all Environmental Laws; and (d) except as disclosed to Lender in the environmental report specifically referred to in an addendum (if any) attached hereto, no underground storage tanks exist on any of the Mortgaged Property.

           Notwithstanding anything previously disclosed to Lender, so long as Borrower owns or is in possession of the Mortgaged Property,
  Borrower shall keep or cause the Mortgaged Property to be kept free from Hazardous Substances and in compliance with all Environmental Laws and shall notify Lender within five (5) business days after Borrower becomes aware of the existence of any Hazardous Substances on, or any alleged or actual violation of any Environmental Laws with respect to, the Mortgaged Property. Borrower shall remove any such Hazardous
  Substances and/or cure any such violations, as applicable, as required by law, promptly after Borrower becomes aware of same, at Borrower's sole expense. Additionally, Borrower shall obtain and implement an asbestos-containing material operations and maintenance program for all identified and presumed asbestos-containing materials on or in the Mortgaged Property. Nothing herein shall prevent Borrower from recovering such expenses from any other party (excluding Lender and Trustee) that may be liable for such removal or cure. If, at any time and from time to time while this Deed of Trust is in effect, Lender has reasonable cause to believe that Borrower has violated, or permitted any violations, under this paragraph 36, then Borrower shall provide, at Borrower's sole expense, an inspection or audit of the Mortgaged
  Property prepared by a licensed hydrogeologist or licensed environmental engineer approved by Lender indicating the presence or absence of
  Hazardous Substances on, or violation of Environmental Laws at the Mortgaged Property. If Borrower fails to provide such inspection or audit within thirty (30) days after such request, Lender may order same, and Borrower hereby grants to Lender and its employees and agents access to the Mortgaged Property to undertake such inspection or audit. The cost of such inspection or audit shall be immediately due and payable, shall be added to the Debt and shall bear interest at the Default Rate from the date expended by Lender until paid by Borrower. The obligations and liabilities of Borrower under this paragraph 36 shall survive any termination, satisfaction, or assignment of this Deed of
  Trust and the exercise by Lender of any of its rights or remedies hereunder, including but not limited to, the acquisition of the Mortgaged
  Property by nonjudicial or judicial foreclosure or by a conveyance in lieu of foreclosure.

           37.  Access Laws.

                (a) Borrower agrees that the Mortgaged Property shall at all times comply with the requirements of the Americans with
        Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all similar state and local laws and ordinances related to access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act
        Accessibility Guidelines for Buildings and Facilities (collectively the "Access Laws").

                (b) Notwithstanding any provisions set forth herein or in any other document regarding Lender's approval of alterations of the Mortgaged Property, Borrower shall not alter the Mortgaged Property in any manner which would increase Borrower's responsibilities for compliance with the applicable Access Laws without the prior written approval of Lender. The foregoing shall apply to tenant improvements constructed by Borrower or by any of its tenants. Lender may condition any such approval upon receipt of a certificate of an architect, engineer or other person acceptable to Lender regarding compliance with applicable Access Laws.

                (c) Borrower agrees to give prompt notice to Lender of the receipt by Borrower of any complaints related to any violations of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable
        Access Laws.

           38. Indemnification. In addition to any other indemnifications provided herein or in the Other Security Documents, Borrower shall protect, defend, indemnify and save harmless Lender and Trustee from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including without limitation reasonable attorney fees and expenses), imposed upon, incurred by or asserted against Lender or Trustee by reason of:

                (a)  ownership of this Deed of Trust, the
Mortgaged Property or any interest therein or receipt of any Rents;

                (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged
        Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;

                (c)  any use, non-use or condition in, on or
about the Mortgaged Property or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas.
streets or ways;

                (d)  any failure on the part of Borrower or
Trustee to perform or comply with any of the terms of this Deed of Trust;

                (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged
        Property or any part thereof;

                (f) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any
        Hazardous Substance on, from or affecting: (I) the Mortgaged Property; or (II) any other property by reason of any use or ownership of the Mortgaged Property or any action or inaction by Borrower;

                (g)  any personal injury (including wrongful
death) or property damage (real or personal) arising out of or related to any
        Hazardous Substance;

                (h)  any lawsuit brought or threatened,
settlement reached, or government order relating to any Hazardous Substance on, from or affecting: (I) the Mortgaged Property; or (II) any other property by reason of any use or ownership of the Mortgaged Property or any action or inaction by Borrower;

                (i) any violation of the Environmental Laws, which are based upon or in any way related to any Hazardous Substance including, without limitation, the costs and expenses of any remedial action, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses;
and

                (j) any failure of the Mortgaged Property to comply with any Access Laws.

  Any amounts payable to Lender or Trustee by reason of the application of this indemnification shall be secured by this Deed of Trust and the
  Other Security Documents, shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender or Trustee until paid. The obligations and liabilities of Borrower under this paragraph 38 shall survive any termina-
  tion, satisfaction or assignment of this Deed of Trust and the exercise by Lender of any of its rights or remedies hereunder, including, but not limited to, the acquisition of the Mortgaged Property by nonjudicial or judicial foreclosure or by a conveyance in lieu of foreclosure.

           Notwithstanding the foregoing provisions of this paragraph 38, or the provisions of paragraph 36 above, or anything else contained in this Deed of Trust which may be construed to the contrary, the indemnity obligations of Borrower specified in this Deed of Trust which pertain to Hazardous Substances and Environmental Laws and which are secured hereby (the "Secured Environmental Indemnity Obligations")
  shall not cover or apply to "Post-Foreclosure Transfer Environmental Losses" (as defined in the Unsecured Environmental Indemnity Agreement), which shall be covered by the Unsecured Environmental Indemnity Agreement. To the extent that any liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses and other "Losses" (as defined in the Unsecured Environmental
  Indemnity Agreement) are covered by the indemnities of Borrower to Lender set forth in the Unsecured Environmental Indemnity Agreement, such
  "Losses" shall not be deemed to be covered by or be a part of the Secured Environmental Indemnity Obligations set forth in this Deed of Trust and shall not be secured by this Deed of Trust.


           39. Notices. Except as otherwise specified herein, any notice, consent, request or other communication required or permitted to be given hereunder shall be in writing, addressed to the other party as set forth below (or to such other address or person as any party or person entitled to notice may by notice to the other parties specify), and shall be: (a) personally delivered; (b) delivered by Federal
  Express or some comparable overnight delivery service; or (c) transmitted by United States certified mail, return receipt requested with postage prepaid; to:

           Lender:        MIDLAND LOAN SERVICES, L.P.
                          210 West 10th Street, 6th Floor
                          Kansas City, Missouri  64105

           Borrower:      GOTTSCHALKS, INC.
                          7 River Park Place East
                          Fresno, California  93720
                          Attention:  Alan A. Weinstein

           Trustee:       FIRST AMERICAN TITLE INSURANCE COMPANY
                          2000 North Schnoor, Suite 101
                          Madera, California  93637
                          Attention:  Darryl Evans

  Unless otherwise specified, all notices and other communications shall be deemed to have been duly given on the first to occur of actual receipt of the same or: (i) the date of delivery if personally delivered; (ii) one (1) business day after depositing the same with the delivery service if by overnight delivery service; and (iii) three (3) business days following posting if transmitted by mail.

           40.  Authority.

                (a)  Borrower (and the undersigned
representative of Borrower, if any) has full power, authority and right to execute, deliver and perform its obligations pursuant to this Deed of Trust, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, hypothecate and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Deed of Trust on Borrower's part to be performed.

                (b)  Borrower represents and warrants that
Borrower is not a "foreign person" within the meaning of Section
1445(f)(3) of
        the Internal Revenue Code of 1986, as amended, and the related Treasury Department regulations, including temporary regulations.

           41. Waiver of Notice. Borrower shall not be entitled to any notices of any nature whatsoever from Lender or Trustee except with respect to matters for which this Deed of Trust specifically and expressly provides for the giving of notice by Lender or Trustee to
  Borrower and except with respect to matters for which Lender or Trustee is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any other notice.

           42. Remedies of Borrower. In the event that a claim or adjudication is made that Lender has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Deed of Trust or the Other Security Documents, it has an obligation to act reasonably or promptly, Lender shall not be liable for any monetary damages, and Borrower's remedies shall be limited to injunctive relief or declaratory judgment.

           43. Sole Discretion of Lender. Wherever pursuant to this Deed of Trust, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

           44. Nonwaiver. The failure of Lender or Trustee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Deed of Trust. Borrower shall not be relieved of Borrower's obligations hereunder by reason of: (a) the failure of Lender or Trustee to comply with any request of Borrower or any Guarantor to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions hereof, of the Note or the Other Security Documents; (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Debt or any portion thereof; or (c) any agreement or stipulation by
  Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Deed of Trust or the Other Security
  Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender or Trustee thereafter to foreclose this Deed of Trust. The rights and remedies of Lender or Trustee under this Deed of Trust and the Other Security Documents shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender or Trustee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Trustee and Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

           45. No Oral Change. This Deed of Trust, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

           46. Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Deed of Trust shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

           47. Inapplicable Provisions. If any term, covenant or condition of the Note or this Deed of Trust is held to be invalid, illegal or unenforceable in any respect, the Note and this Deed of Trust shall be construed without such provision.

           48. Headings, etc. The headings and captions of various paragraphs of this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

           49. Duplicate Originals. This Deed of Trust may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

           50. Concerning Trustee. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would impose upon Trustee any expense or liability, or require Trustee to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Deed of Trust, covenants to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation in lieu thereof for any services rendered by Trustee hereunder. Trustee may resign at any time upon giving thirty (30) days' notice to Lender. In the event of the death, removal, resignation, or refusal or inability to act of Trustee or any duly appointed successor Trustee, or in Lender's sole discretion for any reason whatsoever, Lender, from time to time without notice and without specifying any reason therefor and without applying to any court, may select and appoint a successor trustee by an instrument recorded wherever this Deed of Trust is recorded and all powers, rights, duties and authority of Trustee hereunder shall thereupon become vested in such successor. Such successor trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this Deed of Trust for the appointment of a successor for the Trustee shall be in addition to and not in exclusion of any other provisions for such an appointment, by law or otherwise.

           51. Trustee's Costs. Borrower shall pay all costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the Trustee's performance of its duties hereunder and all such costs, fees and expenses shall be secured by this Deed of
  Trust.

           52. Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust (including pronouns) shall include the corresponding masculine, feminine or neuter forms, and the singular form of such words shall include the plural and vice versa. The word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein"; the word "Lender" shall mean "Lender and any subsequent holder of the
  Note"; the word "Trustee" shall mean "Trustee and any subsequent holder of this Deed of Trust"; the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Deed of Trust"; the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority and any other entity; and the words "Mortgaged Property" shall include any portion of the Mortgaged Property and any interest therein.

           53. Homestead. Borrower hereby waives and renounces all homestead and exemption rights provided by the constitution and the laws of the United States and of any state, in and to the Mortgaged Property as against the collection of the Debt, or any part hereof.

           54. Assignments. Lender shall have the right to assign or transfer its rights under this Deed of Trust without limitation.
  Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Deed of Trust.

           55. Fixture Filing. This Deed of Trust covers certain Equipment which is or is to become fixtures related to the Premises and
  Improvements and constitutes a "fixture filing" with respect to such Equipment executed by Borrower (as "debtor") in favor of Lender (as
  "secured party").

           56. Integration. This Deed of Trust, the Note and the Other Security Documents embody the entire agreement by and between
  Borrower and Lender with respect to the Loan, and any and all prior correspondence, discussions or negotiations are deemed merged therein;
  provided, however, that except to the extent inconsistent with the specific terms and provisions of this Deed of Trust, the Note and the
  Other Security Documents, all representations, warranties, statements, covenants and agreements of Borrower contained in any loan commitment and/or loan application executed in connection with the Loan shall survive the funding of the Loan, any termination, satisfaction, or assignment of this Deed of Trust and the exercise by Lender of any of its rights or remedies hereunder, including but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure.

           57. Applicable Law; Jurisdiction. This Deed of Trust shall be governed and construed in accordance with the laws of the state in which the Premises or Improvements encumbered by this Deed of Trust are located, without regard to conflict of law provisions thereof.
  Borrower hereby submits to personal jurisdiction in the state courts located in said state and the federal courts of the United States of
  America (and any appellate courts taking appeals thereof) located in said state for the enforcement of Borrower's obligations hereunder and waives any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations of Borrower. Borrower hereby waives and agrees not to assert, as a defense in any action, suit, proceeding or litigation arising out of or relating to this Deed of Trust, the Note and/or any of the Other Loan
  Documents: (a) that it is not subject to such jurisdiction or that such action, suit, proceeding or litigation may not be brought or is not maintainable in those courts or that this Deed of Trust, the Note and/or any of the Other Loan Documents may not be enforced in or by those courts or that it is exempt or immune from execution; (b) that the action, suit, proceeding or litigation is brought in an inconvenient forum; or (c) that the venue of the action, suit, proceeding or litigation is improper.

           58. Additional Terms and Provisions. Certain additional and supplemental terms and provisions of this Deed of Trust are set forth in the Addendum to Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing attached hereto and incorporated herein by this reference.

           59. Counterparts. This Deed of Trust may be executed in counterparts.

           IN WITNESS WHEREOF, Borrower has executed this Deed of Trust, Security Agreement, Assignment of Leases and Rents and
Fixture
  Filing to be effective as of the day and year first above written.

  "Borrower":

                           GOTTSCHALKS, INC., a Delaware
corporation


                           By: S/ALAN A. WEINSTEIN_______________
                               Alan A. Weinstein,
                               Senior Vice President


                           By: ___CLARANCE A. KRANTZ_________

                               __SENIOR VICE PRESIDENT________
                                    [Printed Name and Title]
                                        ADDENDUM
TO
                                          DEED OF TRUST,
SECURITY AGREEMENT,
                                  ASSIGNMENT OF LEASES AND
RENTS, AND FIXTURE FILING


           This Addendum to Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing ("Addendum") contains certain additional and supplemental terms and provisions of the Deed of Trust, Security Agreement, Assignment of Leases and Rents, and
  Fixture Filing (the "Deed of Trust") dated as of September 29, 1995, executed by GOTTSCHALKS, INC., a Delaware corporation, as Borrower, in favor of FIRST AMERICAN TITLE INSURANCE COMPANY, as Trustee, for the benefit of MIDLAND LOAN SERVICES, L.P., as Lender. The terms and provisions of this Addendum control and supersede any conflicting terms and provisions contained in the body of such Deed of Trust.

           1. Environmental Report. The environmental report referred to in the Deed of Trust is the Phase I Environmental
Site
  Assessment dated September 22, 1995, prepared by Atec
Associates, Inc., in favor of Midland Commercial Funding.

           2. Accounts Receivable. The term "Mortgaged Property" shall not include accounts receivable arising out of Borrower's private label credit card program, and the collections and proceeds thereof in whatever form (including any related "instruments," "documents" and
  "chattel paper," each as defined under the California Uniform Commercial Code), all deposit accounts associated therewith, and all books and records related thereto, after the sale of such accounts by Borrower to Gottschalks Credit Receivables Corporation.

           3. Cross Collateralization. In addition to all other obligations secured by this Deed of Trust, this Deed of Trust shall also secure the payment and performance of all obligations secured by the following deeds of trust (collectively, the "Additional Deeds of
  Trust"): (a) that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing dated as of even date herewith, executed by Borrower for the benefit of Lender with respect to Lender's Loan No. 940902450, and to be recorded substantially concurrently herewith in the Official Records of Los Angeles County, California (including without limitation all of Borrower's obligation in connection with that certain Promissory Note dated September 29, 1995, in the original face amount of $6,075,000, executed by Borrower to the order of Lender); (b) that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing dated as of even date herewith, executed by Borrower for the benefit of Lender with respect to Lender's Loan No. 940902452, and to be recorded substantially concurrently herewith in the Official Records of Humboldt County, California (including without limitation all of Borrower's obligation in connection with that certain Promissory Note dated September 29, 1995, in the original face amount of $4,355,000, executed by Borrower to the order of Lender); and (c) that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing dated as of even date herewith, executed by Borrower for the benefit of Lender with respect to Lender's Loan No. 940902453, and to be recorded substantially concurrently herewith in the Official Records of Sutter County, California (including without limitation all of Borrower's obligation in connection with that certain Promissory Note dated September 29, 1995, in the original face amount of $4,470,000, executed by Borrower to the order of Lender). In addition, the Additional Deeds of Trust shall secure the payment and performance of all obligations secured by this
  Deed of Trust.

           4. Cross Default. Any event of default under any of the Additional Deeds of Trust shall, at Lender's option, constitute an
  Event of Default under this Deed of Trust. In addition, any Event of Default under this Deed of Trust shall, at Lender's option, constitute an event of default under the Additional Deeds of Trust.

           5. Release. Lender, in its sole discretion, shall have the right to release this Deed of Trust and/or any of the Additional
  Deeds of Trust from the provisions of Section 1 and/or Section 2 of this Addendum. Lender shall give Borrower notice of any such release within a reasonable time following such release.

           6. Waiver of Marshalling Rights. Without limiting any other provision of this Deed of Trust, Borrower waives all rights to have all or part of the Mortgaged Property described herein and/or any of the properties encumbered by the Additional Deeds of Trust marshalled upon any foreclosure of the Deed of Trust or any of the Additional Deeds of Trust. Lender shall have the right to sell, and any court in which foreclosure proceedings may be brought shall have the right to order a sale of the property described in this Deed of Trust and/or any of the Additional Deeds of Trust as a whole or in separate parcels, in any order that Lender may designate. Borrower makes this waiver for itself, for all persons and entities claiming through or under Borrower and for persons and entities who may acquire a lien on all or any part of the property described in this Deed of Trust and/or any of the Additional Deeds of Trust, or on any interest therein.

           7. Escrowed Funds. Borrower shall make the monthly deposits with Lender of the Escrowed Funds described in Section 6 of this
  Deed of Trust; provided, however, that (a) so long as Borrower is providing financial reporting to, and is in good standing with, the
  Security and Exchange Commission, Borrower shall not be required to make monthly deposits of the portion of the Escrowed Funds required for payment of Insurance Premiums, and (b) Lender shall hold the Escrowed Funds in an interest bearing account, with accrued interest to be applied, in lender's sole discretion, towards payment of future Taxes and Other Charges or returned to Borrower.

           8. Assignment of Purchase Option Proceeds. Without in any way limiting any other provision of this Deed of Trust, Borrower agrees as follows:

                (a)  Pursuant to certain separate agreements
(collectively, the "Separate Agreement") dated October 1, 1989 between County East Mall, a California joint venture partnership ("Developer") and Borrower, a memorandum of which was recorded November 28, 1990 in Book 16269, Page
        251 in the Official Records of Contra Costa County, California, Developer has the option ("Purchase Option") to purchase the Mortgaged
        Property from Borrower upon the occurrence of certain events.

                (b)  To further secure the payment and
performance of the Loan and all other present and future indebtedness and obligations now or hereafter secured by this Deed of Trust and/or the Other Security Documents, Borrower hereby assigns, grants, transfers, conveys and pledges to Lender, with power of sale, all of Borrower's present and future right, title and interest in and to the Purchase Option and all proceeds payable to Borrower in connection therewith ("Proceeds"), including without limitation all down payments, deposits, option payments, extension payments and any other payments of the purchase price for the Mortgaged Property, whether held by Borrower, an escrow agent, a broker, or any other person or entity.

                (c) Borrower represents, warrants and agrees that: (i) Borrower has and will continue to have full right, title and interest in and to the seller's interest in the Purchase Option and the Proceeds, free from any liens, encumbrances, defenses or other claims; (ii) the assignment of such interest and the Proceeds constitutes and will continue to constitute a first, prior and indefeasible assignment; (iii) no financing statement covering Borrower's interest in the Purchase Option, the Proceeds, or any part thereof, is on file in any public office, except in favor of Lender; (iv) Borrower will execute all documents and take such other action as Lender deems necessary to create and perfect a valid first priority assignment in Borrower's interest in the Purchase Option and the Proceeds; (v) Borrower will, at its sole cost and expense, defend any claims that may be made against or with respect to
        Borrower's interest in the Purchase Option or the Proceeds; (vi) Borrower will not, without Lender's prior written consent, transfer, sell, encumber or otherwise dispose of Borrower's interest in the Purchase Option or the Proceeds; and (vii) Borrower will permit
        Lender to inspect Borrower's books and records pertaining to the Purchase Option and the Proceeds at any reasonable time.

                (d) Borrower further represents, warrants and agrees that: (i) the Purchase Option is enforceable in accordance with its terms and has not been altered, amended or modified in anyway and Borrower's right to the Proceeds is not subject to any defenses, offsets or other claims; (ii) Borrower has not heretofore transferred, conveyed, encumbered, assigned or released any of its interest in the Purchase Option or the Proceeds; (iii) Borrower will take all steps necessary to preserve and maintain its interest in the
        Purchase Option and the Proceeds; (iv) Borrower will perform each obligation required of Borrower in the Separate Agreement and will enforce or secure the performance of each obligation of the Developer thereunder; and (v) Borrower will not, without Lender's prior written consent, alter, amend, cancel, extend, modify, renew, supplement or terminate the Purchase Option.

                (e)  Unless Lender otherwise consents in
writing, all Proceeds shall be paid directly to Lender, and shall be applied to the indebtedness and obligations secured by this Deed of Trust in such order and manner as Lender, in its sole discretion, may require.

                (f) Borrower hereby irrevocably authorizes and directs Developer, or any escrow agent handling the purchase, to pay all
        Proceeds directly to Lender (until receipt by Developer or such escrow agent of a contrary direction by Lender in writing), and all such Proceeds received by Lender shall be as if received by Borrower for purposes of consummating the sale of the Mortgaged Property in accordance with the Purchase Option. Borrower hereby agrees that if any Proceeds are delivered to Borrower, Borrower acknowledges that it shall be deemed to be holding such Proceeds in trust for the benefit of Lender and shall immediately turn over the same to Lender.

                                                       EXHIBIT A

                                                   Legal
Description


  PARCEL 1

  PARCEL D OF THAT CERTAIN PARCEL MAP SUBDIVISION J.S. 10-90, IN
THE CITY OF ANTIOCH COUNTY OF CONTRA COSTA, STATE OF CALIFORNIA
FILED NOVEMBER
  27, 1990 IN BOOK 149, PAGE 41, OF PARCEL MAPS, RECORDS OF
CONTRA COSTA COUNTY, CALIFORNIA.

  PARCEL 2

  ALL EASEMENTS APPURTENANT TO PARCEL ONE ABOVE, INCLUDING BUT NOT LIMITED TO EASEMENTS FOR INGRESS AND EGRESS, AUTOMOBILE PARKING, PEDESTRIAN
  USES, CONSTRUCTION, INSTALLATION, OPERATION AND MAINTENANCE OF SEPARATE AND COMMON UTILITY LINES, STRUCTURE SUPPORT, SIGNS AND OTHER USES,
  ALL AS GRANTED BY THAT CERTAIN DOCUMENT ENTITLED:

  "THIRD AMENDMENT TO AND RESTATEMENT OF CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT" DATED OCTOBER 1, 1989, EXECUTED BY AND
  BETWEEN COUNTY EAST MALL, A CALIFORNIA JOINT VENTURE PARTNERSHIP, AND HEXALON REAL ESTATE, INC., A DELAWARE CORPORATION, SUCCESSOR IN
  INTEREST TO COUNTY EAST ASSOCIATES, A PARTNERSHIP, SEARS, ROEBUCK AND CO., A NEW YORK CORPORATION, MERVYN'S, A CALIFORNIA CORPORATION,
  GOTTSCHALKS INC., A DELAWARE CORPORATION, AND J.C. PENNEY COMPANY, INC., A DELAWARE CORPORATION, RECORDED ON NOVEMBER 28, 1990 IN BOOK 16269,
  AT PAGE 1, OFFICIAL RECORDS OF CONTRA COSTA COUNTY, CALIFORNIA, IN, OVER AND UPON THE LAND DESCRIBED THEREIN.

  PARCEL 3

  ALL EASEMENTS APPURTENANT TO PARCEL ONE ABOVE, FOR PURPOSES OF VEHICULAR PARKING AND PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS TO AND FROM
  PUBLIC STREETS, ON, OVER AND ACROSS THOSE PORTIONS OF THE "DEVELOPER TRACT", AS DESCRIBED IN THAT CERATIN EASEMENT AGREEMENT, DATED OCTOBER
  1, 1989 BY AND BETWEEN GOTTSCHALKS INC., A CALIFORNIA CORPORATION AND COUNTY EAST MALL, A JOINT VENTURE PARTNERSHIP, RECORDED NOVEMBER 28,
  1990 IN BOOK 16269, PAGE 287, OF OFFICIAL RECORDS OF CONTRA
COSTA COUNTY.

ACKNOWLEDGEMENTS

  STATE OF CALIFORNIA          )
                          )
  COUNTY OF __________    )


  On ______________, 1995 before me,
___________________________,

  Notary Public, personally appeared
   personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

  WITNESS my hand and official seal.



                     _______________________________








  STATE OF CALIFORNIA          )
                          )
  COUNTY OF __________    )


  On ______________, 1995 before me,
___________________________,

  Notary Public, personally appeared


  personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

  WITNESS my hand and official seal.



                     _______________________________




  09-28-95/KBP-55812/MYC


RECORDING REQUESTED BY AND         )
WHEN RECORDED RETURN TO:      )
                                   )
MIDLAND LOAN SERVICES, L.P.    )
210 West 10th Street, 6th Fl.  )
Kansas City, MO 64105              )
Attention:  MCF Closing Dept.  )
Loan No.: 94-0902451          )
___________________________________________________________________________

                        SPACE ABOVE LINE FOR RECORDER'S USE ONLY


                                                   GOTTSCHALKS,
INC.
                                                      (Borrower)



                                                          to



                                              MIDLAND LOAN
SERVICES, L.P.
                                                       (Lender)




                                            ASSIGNMENT OF LEASES
AND RENTS



                                               Dated: September
29, 1995

                                            Location:  Antioch,
California

                                            ASSIGNMENT OF LEASES
AND RENTS


           THIS ASSIGNMENT OF LEASES AND RENTS ("Assignment") is made as of the 29th day of September, 1995, by GOTTSCHALKS, INC., a
  Delaware corporation ("Borrower") having its principal place of business at 7 River Park Place East, Fresno, California 93720, to Midland
  Loan Services, L.P., a Missouri limited partnership ("Lender"), having its principal place of business at 210 West 10th Street, 6th Floor,
  Kansas City, Missouri 64105.


                                                 W I T N E S S E
T H:

           THAT Borrower for good and valuable consideration, receipt whereof is hereby acknowledged, hereby grants, transfers and absolutely and unconditionally assigns to Lender Borrower's entire interest in and to all current and future leases, reciprocal easement agreements and other agreements (together with any extensions or renewals of the same without further or supplemental assignment), now or hereafter made and affecting the use, enjoyment, or occupancy of all or any part of that certain real property more particularly described in
  Exhibit A attached hereto and made a part hereof, together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (hereinafter collectively referred to as the
  "Mortgaged Property"), all of the same being hereinafter collectively referred to as the "Leases";

           TOGETHER WITH all rents (including, without limitation, percentage rents), income, issues, revenues, proceeds and profits arising from the Leases and all rents, income, issues, revenues, proceeds and profits (including, but not limited to, all oil and gas or other mineral royalties and bonuses) from the use, enjoyment and occupancy of the Mortgaged Property (hereinafter collectively referred to as the
  "Rents").

           THIS ASSIGNMENT is made on the following terms, covenants and conditions:

           1. Indebtedness Secured. This Assignment is made for the purposes of securing:

                (a)  The payment of the Debt (hereinafter
defined), including, without limitation, the principal sum, interest and all other sums evidenced by that certain Promissory Note (the "Note") executed by Borrower contemporaneously with this Assignment and payable to the order of Lender.

                (b) The performance and discharge of each and every obligation, covenant and agreement of Borrower contained herein, in the Note, in the Mortgage (as defined in the Note) and in any of the Other Security Documents (as defined in the Note).

           2.   Borrower's Warranties.  Borrower warrants that:
(i) Borrower is the sole owner of the entire lessor's interest in the
  Leases; (ii) the Leases are in all material respects valid and enforceable and have not been altered, modified or amended in any manner since copies of same were last delivered to Lender; (iii) none of the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated; (iv) none of the Rents have been collected for more than one (1) month in advance; (v) Borrower has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Borrower or the Mortgaged Property; (vi) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis; (vii) to the best of Borrower's knowledge, there exist no offsets or defenses to the payment of any portion of the Rents; and
  (viii) other than Leases for all or any part of the Mortgaged Property for residential purposes, for congregate care services or for mini-warehouse storage rentals (except for storage rentals of ten percent (10%) or more of the rentable square footage of such storage facility)
  (collectively "Residential Leases"), true and correct copies of all Leases in existence as of the date of this Assignment were delivered to
  Lender prior to the execution of this Assignment.

           3. Present and Absolute Assignment. Borrower does hereby absolutely and unconditionally assign to Lender all of Borrower's right, title and interest in all current and future Leases and Rents, it being intended by Borrower that this Assignment constitutes a present, absolute and unconditional assignment and not an assignment for additional security only. Nothing herein shall be construed to bind
  Lender to the performance of any of the covenants, conditions, or provisions contained in any of the Leases or otherwise to impose any obligation upon Lender. Borrower agrees to execute and deliver to Lender such additional instruments, in form and substance satisfactory to
  Lender, as Borrower may hereinafter require to further evidence and confirm this Assignment. Lender is hereby granted the right to enter the
  Mortgaged Property for the purpose of enforcing Lender's interest in the Leases and the Rents, this Assignment constituting a present, absolute and unconditional assignment of the Leases and Rents. Nevertheless, subject to the terms hereof, Lender grants to Borrower a revocable license to operate and manage the Mortgaged Property and to collect the Rents. Borrower shall hold the Rents for use in the payment of all current sums due on the Debt. Upon an Event of Default (as defined in the Mortgage), the license granted to Borrower herein shall be automatically terminated and Lender shall immediately be entitled to receive and apply all Rents, whether or not Lender enters upon and takes possession or control of the Mortgaged Property. Lender is hereby granted the right, at its option, upon the termination of the license granted Borrower herein to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents.
  Any Rents collected after the termination of the license herein granted may be applied toward payment of the Debt in such order and manner as
  Lender, in its sole and absolute discretion, shall deem proper.

      4. Performance of Leases. With respect to all Leases, Borrower shall: (i) observe and perform all the obligations imposed upon
  Borrower as landlord; (ii) not do or permit to be done anything to impair the value of any of the Leases as security for the Debt;
  (iii) other than Residential Leases, promptly send to Lender copies of all notices of default which Borrower shall send or receive thereunder; (iv) enforce all of the material terms, covenants and conditions which are to be performed by any tenant, short of termination thereof; (v) not collect any of the Rents more than one (1) month in advance; (vi) not execute any other assignment of Borrower's interest in any of the Leases or the Rents; (vii) execute and deliver at the request of Lender all such further assurances, confirmations and assignments in connection with the Mortgaged Property as Lender shall from time to time require; and (viii) not extend any Lease or enter into any new or renewal Lease affecting the Mortgaged Property except as allowed pursuant to this Assignment.

      5.   Acts Requiring Lender's Approval.

                (a) Without obtaining Lender's prior written approval (which shall not be unreasonably withheld), Borrower shall not:

                     (i)       extend any Lease or enter into
any new or renewal Lease affecting the Mortgaged Property;
provided,
            however, that no such approval is required if: (A) such Lease is written on a standard form of lease approved in writing by
            Lender with no material changes to such standard form; (B) all of the terms of such Lease equal or exceed the requirements set forth in the then applicable Lease Report (as defined in the Mortgage); (C) such Lease is an arm's-length transaction with an unrelated third party tenant; (D) an executed copy of such Lease (other than Residential Leases, unless requested by Lender)
            shall be furnished to Lender within ten (10) days after its execution; (E) such Lease provides that upon Borrower's request the tenant thereunder shall subordinate such Lease to the Mortgage and shall agree to attorn to Lender and such subordination and attornment shall be evidenced by a written agreement executed by such tenant in form and substance satisfactory to Lender;

                              (ii)       other than Residential
Leases, consent to any assignment of or subletting by any tenant under any of the
            Leases (except in accordance with the terms of such tenant's Lease);

                             (iii)       alter, modify, change,
cancel or terminate any guaranty of any of the Leases;

                              (iv)       other than Residential
Leases, materially alter, modify, change the terms of, cancel, terminate or accept a surrender of any of the Leases; or

                               (v)       transfer or permit a
transfer of the Mortgaged Property or of any interest therein, even if such a transfer is permitted under the Mortgage, if such transfer would effect a merger of the estates and rights of, or a termination or diminution of the obligations of, tenants under any of the Leases.

  Each request by Borrower for Lender's written approval under this Section 5(a) shall be made in accordance with Section 12 hereof.

                (b) Notwithstanding anything to the contrary contained in Section 5(a), Borrower agrees that: (i) Borrower shall not modify, amend, supplement or replace the approved standard form of lease referred to in Section 5(a)(i) without Lender's prior written approval, which approval shall not be unreasonably withheld; and (ii) Borrower shall not enter into, materially modify, extend, renew or terminate any Lease in respect of forty percent (40%) or more of the rentable space at the Mortgaged Property without Lender's prior written approval, which approval may be withheld or granted in Lender's sole discretion. Any request for approval under this
        Section 5(b) shall be made in accordance with Section 12 hereof.

      6. Remedies of Lender. Upon or at any time after an Event of Default, Lender may, at its option, without waiving such Event of
  Default, without notice and without regard to the adequacy of the security for the Debt: (i) in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, take possession of the Mortgaged Property and have, hold, manage, lease and operate the Mortgaged Property on such terms and for such period of time as Lender may deem proper; (ii) with or without taking possession of the Mortgaged Property in its own name, demand, sue for or otherwise collect and receive all Rents, including those past due and unpaid, and
  (iii) make from time to time all alterations, renovations, repairs or replacements to the Mortgaged Property as Lender deems proper. Lender may apply any Rents obtained by it to the payment of the following in such manner and order as Lender in its sole and absolute discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all expenses of securing, managing, operating and maintaining the
  Mortgaged Property, including, without limitation, the salaries, fees and wages of a managing agent and such other employees or agents as
  Lender may deem necessary or desirable, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, premiums for all insurance which Lender may deem necessary or desirable, the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Mortgaged Property; and (b) the Debt, together with all court costs and attorney fees, receiver fees and all other costs and expenses incurred by Lender. Upon the occurrence of an Event of Default, Lender, at its option, may either require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be in possession of Borrower or may require Borrower to vacate and surrender possession of the Mortgaged Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise. Borrower grants to Lender its irrevocable power of attorney, coupled with an interest, to take any and all actions allowed hereunder and any or all other actions designated by Lender for the proper management and preservation of the Mortgaged
  Property. The exercise by Lender of any particular remedy or right hereunder and the collection of the Rents and the application thereof as herein provided shall not be considered a waiver of any Event of Default by Borrower.

      7. No Liability of Lender. Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let the
  Mortgaged Property after an Event of Default or from any other act or omission of Lender in managing the Mortgaged Property after an Event of
  Default unless such loss is caused by the willful misconduct and bad faith of Lender. Lender shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or under or by reason of this Assignment. Borrower hereby agrees to hold Lender harmless from any and all liability, loss or damage (including attorney fees and the costs of defense) from any and all claims and demands whatsoever asserted against Lender pursuant to the Leases or this Assignment, including, without limitation, any claims or demands related to any alleged obligations or alleged undertakings on Lender's part to perform or discharge any of the terms, covenants or agreements contained in the Leases. Borrower shall reimburse Lender immediately upon demand for the amount of any such liability, loss or damage, the payment of which shall be secured by this Assignment, by the Mortgage and by the Other Security Documents. Upon the failure of Borrower to reimburse
  Lender, Lender may, at its option, declare the entire Debt immediately due and payable. This Assignment shall not obligate or make Lender liable for (i) the control, care, management or repair of the Mortgaged Property, (ii) the carrying out of any of the terms and conditions of the Leases, (iii) any waste committed on the Mortgaged Property by the tenants or any other parties, (iv) any dangerous or defective condition of the Mortgaged Property, including without limitation the presence of any Hazardous Substances (as defined in the Mortgage), or
  (v) any negligence in the management, upkeep, repair or control of the Mortgaged Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.

      8. Notice to Tenants. Borrower hereby authorizes and directs all tenants or occupants now or in the future possessing any rights in the Mortgaged Property pursuant to any of the Leases, upon receipt from Lender of written notice to the effect that Lender is then the holder of the Mortgage and that a default exists thereunder, under this Assignment, under the Note or under the Other Security Documents, to pay over to Lender all Rents and to continue to do so until otherwise notified by Lender in writing.

      9. Other Security. Lender may take or release other security for the payment of the Debt, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Debt without prejudice to any of its rights under this Assignment.

      10. Other Remedies. Nothing contained in this Assignment and no act done or omitted by Lender pursuant to the power and rights granted to Lender hereunder shall be deemed to prejudice or waive Lender's rights and remedies under the Note, the Mortgage, or the Other
  Security Documents. Lender's right to collect the Debt and to enforce any other security held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

      11. No Mortgagee-in-Possession. Nothing herein contained shall be construed as constituting Lender a "mortgagee-in-possession" or
  "beneficiary-in-possession" in the absence of the taking of actual possession of the Mortgaged Property by Lender. Borrower hereby expressly waives and releases all claims and liability against Lender in Lender's exercise of its rights and powers hereunder.

      12. Notices. Except as otherwise specified herein, any notice, consent, request or other communication required or permitted to be given hereunder shall be in writing, addressed to the other party as set forth below (or to such other address or person as either party or person entitled to notice may by notice to the other party specify), and shall be: (a) personally delivered; (b) delivered by Federal Express or other comparable overnight delivery service; or (c) transmitted by United States certified mail, return receipt requested with postage prepaid; to:

           Lender:        MIDLAND LOAN SERVICES, L.P.
                          210 West 10th Street, 6th Floor
                          Kansas City, Missouri  64105


           Borrower:      GOTTSCHALKS, INC.
                          7 River Park Place East
                          Fresno, California  93720
                          Attention:  Alan A. Weinstein

  Unless otherwise specified, all notices and other communications shall be deemed to have been duly given on the first to occur of actual receipt of the same or: (i) the date of delivery if personally delivered; (ii) one (1) business day after depositing the same with the delivery service if by overnight delivery service; and (iii) three (3) days following posting if transmitted by mail.

      13. Conflict of Terms. In case of any conflict between the terms of this Assignment and the terms of either the Note or the
  Mortgage, the terms of the Note and the Mortgage shall prevail.

      14. No Oral Change. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

      15. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment (including pronouns) shall include the corresponding masculine, feminine or neuter forms, and the singular form of such words shall include the plural and vice versa. The word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein"; the word "Lender" shall mean "Lender and any subsequent holder of the
  Note"; the word "Note" shall mean "the Note and any other evidence of indebtedness secured by the Mortgage"; the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority and any other entity; the words "Mortgaged Property" shall include any portion of the Mortgaged Property and any interest therein; and the word "Debt" shall mean all amounts due and payable under the Note, together with all sums due under the Mortgage and the Other Security Documents, including applicable attorney fees and costs.

      16. Non-Waiver. The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) failure of Lender to comply with any request of Borrower or any other party to take any action to enforce any of the provisions hereof or of the Mortgage, the Note or the Other Security Documents; (ii) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the
  Note, the Mortgage or the Other Security Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its sole and absolute discretion, may elect. Lender may take any action to recover the Debt, or any portion thereof or to enforce any covenant hereof without prejudice to the right of Lender thereafter to enforce its rights under this
  Assignment. The rights of Lender under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

      17. Inapplicable Terms, Covenants or Conditions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such term, covenant or condition.

      18. Duplicate Originals. This Assignment may be executed in counterparts and in any number of duplicate originals, each of which shall be deemed to be an original.

      19. Applicable Law; Jurisdiction. This Assignment shall be governed and construed in accordance with the laws of the state in which the real property encumbered by the Mortgage is located, without regard to conflict of law provisions thereof. Borrower hereby submits to personal jurisdiction in the state courts located in said state and the federal courts of the United States of America (and any appellate courts taking appeals thereof) located in said state for the enforcement of Borrower's obligations hereunder and waives any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations of Borrower. Borrower hereby waives and agrees not to assert, as a defense in any action, suit, proceeding or litigation arising out of or relating to this Assignment, the Note, the Mortgage and/or any of the Other Security Documents:
  (a) that it is not subject to such jurisdiction or that such action, suit, proceeding or litigation may not be brought or is not maintainable in those courts or that this Assignment, the Note, the Mortgage and/or any of the Other Security Documents may not be enforced in or by those courts or that it is exempt or immune from execution; (b) that the action, suit, proceeding or litigation is brought in an inconvenient forum; or (c) that the venue of the action, suit, proceeding or litigation is improper.

      20. Termination of Assignment. Upon payment in full of the Debt and the delivery and recording of a satisfaction, conveyance or discharge of the Mortgage duly executed by Lender, this Assignment shall be deemed null and void and of no further effect.

      21. Successors and Assigns. This Assignment, together with the covenants and warranties herein contained, shall inure to the benefit of Lender and any subsequent holder of the Note and beneficiary under the Mortgage and shall be binding upon Borrower, its heirs, executors, administrators, successors and assigns and any subsequent owner of the Mortgaged Property.

      22. Additional Terms and Provisions. Certain additional and supplemental terms and provisions of this Assignment are set forth in the Addendum to Assignment of Leases and Rents attached hereto and incorporated herein by this reference.

      23. WAIVER OF JURY TRIAL. BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A
  TRIAL BY JURY IN RESPECT OF ANY LITIGATION IN CONNECTION WITH THIS ASSIGNMENT, THE NOTE, THE MORTGAGE OR ANY OF THE OTHER SECURITY DOCUMENTS,
  OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF BORROWER OR LENDER. THIS PROVISION IS A
  MATERIAL INDUCEMENT FOR LENDER'S MAKING OF THE LOAN SECURED BY THE MORTGAGE AND THE OTHER SECURITY DOCUMENTS.

           IN WITNESS WHEREOF, Borrower has executed this
Assignment of Leases and Rents to be effective as of the day and year first above written.

  "Borrower":

                           GOTTSCHALKS, INC., a Delaware
corporation


                           By: __S/ALAN A. WEINSTEIN___________
                               Alan A. Weinstein,
                               Senior Vice President


                           By: _CLARANCE A. KRANTZ______________

                               _SENIOR VICE PRESIDENT__________
                                    [Printed Name and Title]


          ADDENDUM TO ASSIGNMENT OF
LEASES AND RENTS


      This Addendum to Assignment of Leases and Rents ("Addendum") contains certain additional and supplemental terms and provisions of the
  Assignment of Leases and Rents dated as of September 29, 1995 ("Assignment"), executed by GOTTSCHALKS, INC., as Borrower, in favor of Midland
  Loan Services, L.P., as Lender. The terms and provisions of this Addendum control and supersede any conflicting terms and provisions contained in the body of such Assignment.

      1. Additional Acts Requiring Lender's Approval. Without limiting any other provision of this Assignment, Borrower shall not lease more than twenty percent (20%) of the rentable space at the Mortgaged Property to an entity other than an affiliate or subsidiary of Borrower unless such Lease (a) has been approved in writing by Lender or (b) such Lease (i) has a term of at least twenty (20) years, (ii) is a triple net
  Lease, and (iii) the tenant under such Lease is an ivestment grade tenant which has a creditworthiness rating by Moody's of Baa or higher or by Standard and Poors of BBB or higher.

                                                       EXHIBIT A

                                                   Legal
Description

  PARCEL 1

  PARCEL D OF THAT CERTAIN PARCEL MAP SUBDIVISION J.S. 10-90, IN
THE CITY OF ANTIOCH COUNTY OF CONTRA COSTA, STATE OF CALIFORNIA
FILED NOVEMBER
  27, 1990 IN BOOK 149, PAGE 41, OF PARCEL MAPS, RECORDS OF
CONTRA COSTA COUNTY, CALIFORNIA.

  PARCEL 2

  ALL EASEMENTS APPURTENANT TO PARCEL ONE ABOVE, INCLUDING BUT NOT LIMITED TO EASEMENTS FOR INGRESS AND EGRESS, AUTOMOBILE PARKING, PEDESTRIAN
  USES, CONSTRUCTION, INSTALLATION, OPERATION AND MAINTENANCE OF SEPARATE AND COMMON UTILITY LINES, STRUCTURE SUPPORT, SIGNS AND OTHER USES,
  ALL AS GRANTED BY THAT CERTAIN DOCUMENT ENTITLED:

  "THIRD AMENDMENT TO AND RESTATEMENT OF CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT" DATED OCTOBER 1, 1989, EXECUTED BY AND
  BETWEEN COUNTY EAST MALL, A CALIFORNIA JOINT VENTURE PARTNERSHIP, AND HEXALON REAL ESTATE, INC., A DELAWARE CORPORATION, SUCCESSOR IN
  INTEREST TO COUNTY EAST ASSOCIATES, A PARTNERSHIP, SEARS, ROEBUCK AND CO., A NEW YORK CORPORATION, MERVYN'S, A CALIFORNIA CORPORATION,
  GOTTSCHALKS INC., A DELAWARE CORPORATION, AND J.C. PENNEY COMPANY, INC., A DELAWARE CORPORATION, RECORDED ON NOVEMBER 28, 1990 IN BOOK 16269,
  AT PAGE 1, OFFICIAL RECORDS OF CONTRA COSTA COUNTY, CALIFORNIA, IN, OVER AND UPON THE LAND DESCRIBED THEREIN.

  PARCEL 3

  ALL EASEMENTS APPURTENANT TO PARCEL ONE ABOVE, FOR PURPOSES OF VEHICULAR PARKING AND PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS TO AND FROM
  PUBLIC STREETS, ON, OVER AND ACROSS THOSE PORTIONS OF THE "DEVELOPER TRACT", AS DESCRIBED IN THAT CERATIN EASEMENT AGREEMENT, DATED OCTOBER
  1, 1989 BY AND BETWEEN GOTTSCHALKS INC., A CALIFORNIA CORPORATION AND COUNTY EAST MALL, A JOINT VENTURE PARTNERSHIP, RECORDED NOVEMBER 28,
  1990 IN BOOK 16269, PAGE 287, OF OFFICIAL RECORDS OF CONTRA
COSTA COUNTY.

ACKNOWLEDGMENT

  STATE OF CALIFORNIA          )
                          ) ss:
  COUNTY OF ___________   )


  On ______________, 1995, before me,
__________________________,

  Notary Public, personally appeared

  personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

  WITNESS my hand and official seal.



                   _________________________________
                                              Signature






  STATE OF CALIFORNIA          )
                          ) ss:
  COUNTY OF ___________   )


  On ______________, 1995, before me,
__________________________,

  Notary Public, personally appeared

personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

  WITNESS my hand and official seal.



                   _________________________________
                                              Signature










  FINANCING STATEMENT (continued)
  NAME OF DEBTOR:    GOTTSCHALKS, INC., a Delaware corporation



                                                      SCHEDULE 1

  Item No. 6:

           All of Debtor's estate, right, title and interest in, to, and under any and all of the following described property
(collectively
  the "Mortgaged Property"), whether now owned or held or hereafter acquired:

           (a) The real property described in Exhibit A attached hereto (the "Premises") and the buildings, structures, fixtures additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon
(the
  "Improvements");

           (b) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the
  Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, in and to the
  Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto;

           (c) all machinery, equipment, fixtures (including but not limited to all heating, air conditioning, plumbing, lighting, communications and elevator fixtures, but excluding non-attached trade fixtures), building equipment, materials and supplies, and other property of every kind and nature, whether tangible or intangible, owned by Debtor, or in which Debtor has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the Improvements (hereinafter collectively called the "Equipment"), including the proceeds of any sale or transfer of the foregoing, and, without limiting the generality of the foregoing, if any such Equipment is subject to any prior security interest or prior security agreement (as such terms are defined in the Uniform Commercial Code, as adopted and enacted in the State or States in which any of the Mortgaged Property is located), then the Mortgaged Property shall include all of the right, title and interest of Debtor in and to any such Equipment, together with all deposits and payments now or hereafter made by Debtor with respect to such
  Equipment;

           (d) all awards, payments or compensation, including interest thereon, heretofore or hereafter made with respect to the
  Mortgaged Property for any injury to or decrease in the value of the Mortgaged Property related to any exercise of the right of eminent domain or condemnation (including without limitation, any transfer made in lieu of or in anticipation of the exercise of said rights or for a change of grade);

           (e) all leases, reciprocal easement agreements, and other agreements and arrangements affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or at the Premises and the Improvements heretofore or hereafter entered into (the "Leases"), all income, rents (including, without limitation, all percentage rents), issues, profits and revenues (including all oil and gas or other mineral royalties and bonuses) from the Mortgaged Property (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

        (f) all proceeds of, and any unearned premiums on, any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the
  Mortgaged Property, and all Proceeds (as defined in the Addendum to the Deed of Trust described below); and

        (g) the right, in the name and on behalf of Debtor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of Secured Party in the Mortgaged Property.

        The term "Mortgaged Property" shall not include accounts receivable arising out of Debtor's private label credit card program, and the collections and proceeds thereof in whatever form (including any related "instruments," "documents" and "chattel paper," each as defined under the California Uniform Commercial Code), all deposit accounts associated therewith, and all books and records related thereto, after the sale of such accounts by Debtor to Gottschalks Credit Receivables Corporation.

        Concurrently with signing this financing statement, Debtor, as Trustor, is executing for the benefit of Secured Party, as
  Beneficiary, a Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing (the "Deed of Trust"), encumbering certain property as therein described. The filing of this financing statement shall not be construed to derogate from or impair the lien or provisions of the Deed of Trust with respect to any property described in it which is real property. Subject to the definition of Mortgaged
  Property above, the intention of Debtor and Secured Party is that everything used in connection with the production of income from that real property, or adapted for use in or on it is, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be regarded as, real property and part of the real property encumbered by the Deed of Trust, regardless of whether or not the same is physically attached to the Improvements. Similarly, nothing in this financing statement shall be construed to alter any of the rights of Secured Party as determined by the Deed of Trust or the priority of Secured
Party's lien thereby created.   This financing statement is
declared to be for
  the protection of Secured Party in the event any court shall at any time hold that notice of Secured party's priority of interest in any property or interest described in the Deed of Trust must, in order to be effective against a particular class of persons, including, but not limited to, the United States Government or any of its agencies, be filed in the office where this financing statement is filed.

  Item No. 9:

        This Schedule 1 to Financing Statement may be executed in counterparts.

  Date:  September 29, 1995

  "Debtor"

                           GOTTSCHALKS, INC., a Delaware
corporation


                          BY: S/ALAN A. WEINSTEIN________
                            Alan A. Weinstein,
                            Senior Vice President


                           By: S/CLARANCE A. KRANTZ

                            __SENIOR VICE PRESIDENT_______

[Printed Name and Title]           EXHIBIT A

                                                   Legal
Description

  PARCEL 1

  PARCEL D OF THAT CERTAIN PARCEL MAP SUBDIVISION J.S. 10-90, IN
THE CITY OF ANTIOCH COUNTY OF CONTRA COSTA, STATE OF CALIFORNIA
FILED NOVEMBER
  27, 1990 IN BOOK 149, PAGE 41, OF PARCEL MAPS, RECORDS OF
CONTRA COSTA COUNTY, CALIFORNIA.

  PARCEL 2

  ALL EASEMENTS APPURTENANT TO PARCEL ONE ABOVE, INCLUDING BUT NOT LIMITED TO EASEMENTS FOR INGRESS AND EGRESS, AUTOMOBILE PARKING, PEDESTRIAN
  USES, CONSTRUCTION, INSTALLATION, OPERATION AND MAINTENANCE OF SEPARATE AND COMMON UTILITY LINES, STRUCTURE SUPPORT, SIGNS AND OTHER USES,
  ALL AS GRANTED BY THAT CERTAIN DOCUMENT ENTITLED:

  "THIRD AMENDMENT TO AND RESTATEMENT OF CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT" DATED OCTOBER 1, 1989, EXECUTED BY AND
  BETWEEN COUNTY EAST MALL, A CALIFORNIA JOINT VENTURE PARTNERSHIP, AND HEXALON REAL ESTATE, INC., A DELAWARE CORPORATION, SUCCESSOR IN
  INTEREST TO COUNTY EAST ASSOCIATES, A PARTNERSHIP, SEARS, ROEBUCK AND CO., A NEW YORK CORPORATION, MERVYN'S, A CALIFORNIA CORPORATION,
  GOTTSCHALKS INC., A DELAWARE CORPORATION, AND J.C. PENNEY COMPANY, INC., A DELAWARE CORPORATION, RECORDED ON NOVEMBER 28, 1990 IN BOOK 16269,
  AT PAGE 1, OFFICIAL RECORDS OF CONTRA COSTA COUNTY, CALIFORNIA, IN, OVER AND UPON THE LAND DESCRIBED THEREIN.

  PARCEL 3

  ALL EASEMENTS APPURTENANT TO PARCEL ONE ABOVE, FOR PURPOSES OF VEHICULAR PARKING AND PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS TO AND FROM
  PUBLIC STREETS, ON, OVER AND ACROSS THOSE PORTIONS OF THE "DEVELOPER TRACT", AS DESCRIBED IN THAT CERATIN EASEMENT AGREEMENT, DATED OCTOBER
  1, 1989 BY AND BETWEEN GOTTSCHALKS INC., A CALIFORNIA CORPORATION AND COUNTY EAST MALL, A JOINT VENTURE PARTNERSHIP, RECORDED NOVEMBER 28,
  1990 IN BOOK 16269, PAGE 287, OF OFFICIAL RECORDS OF CONTRA
COSTA COUNTY.





                                                   GOTTSCHALKS,
INC.
                                                      (Borrower)


                                                          to


                                              MIDLAND LOAN
SERVICES, L.P.
                                                       (Lender)


                                      UNSECURED ENVIRONMENTAL
INDEMNITY AGREEMENT


                                                 Loan No.:
94-0902451
  09-28-95/KBP-55812/MYC



                                      UNSECURED ENVIRONMENTAL
INDEMNITY AGREEMENT


           THIS UNSECURED ENVIRONMENTAL INDEMNITY AGREEMENT
("Indemnity") is entered into by the undersigned ("Borrower") in favor of
  Midland Loan Services, L.P., a Missouri limited partnership
("Lender").


                                                      WITNESSETH

       Contemporaneously with this Indemnity, Lender is making a loan to Borrower (the "Loan"), which Loan is evidenced by a Promissory Note
(the "Note") of even date herewith executed by Borrower to the order of Lender. The Note is secured by, among other security, the Mortgage
(as defined in the Note), which Mortgage encumbers the property (real and personal) described in the Mortgage (herein collectively referred to as the "Premises") and including, without limitation, the real property more particularly described in Exhibit A attached hereto.
     As a result of the exercise of Lender's rights and remedies in connection with the Loan transaction, one or more of the Indemnitees
(hereinafter defined) may hereafter become the owner of the Premises pursuant to a foreclosure sale or deed in lieu thereof. In such event, one or more of the Indemnitees may thereafter incur or suffer certain liabilities, costs and expenses in connection with the Premises relating to Hazardous Materials (hereinafter defined) released on, in or under the Premises. Lender has therefore made it a condition of the making of the Loan that this Indemnity be executed and delivered by Borrower in order to protect Indemnitees and each of them from any such liabilities, costs and expenses, together with all other Post-Foreclosure Transfer Environmental Losses (hereinafter defined).

          NOW, THEREFORE, in consideration of the foregoing, of Lender making the Loan and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower agrees as follows:

          Certain Defined Terms. As used in this Indemnity, the following terms shall have the following meanings:.

          "CERCLA" means the Comprehensive Environmental
Response, Compensation, and Liability Act of 1980 (42 U.S.C.
9601 et seq.), as
     heretofore or hereafter amended from time to time.

          "Environmental Laws" means all present and future laws (whether common law, statute, rule, regulation or otherwise), permits and other requirements of governmental authorities relating to the environment or to any Hazardous Material or Hazardous Material Activity,
     including, without limitation, CERCLA; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act; the
     Toxic Substance Control Act; the Clean Air Act; the Federal Water Pollution Control Act; the Hazardous Substance Control Act; the
     Hazardous Substance Act; the Occupational Health and Safety Act; the Porter-Cologne Water Control Act; the Waste Management Act of
     1980; the Toxic Pit Cleanup Act; the Underground Tank Act of 1984; any so-called "Super-Fund" or "Super-Lien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, as of now or at any time hereafter in effect.

          "Foreclosure Transfer" means the transfer of title to all or any part of the Premises in connection with a foreclosure of the
     Mortgage, including, without limitation, a sale pursuant to judicial decree or power of sale, or by deed in lieu of such foreclosure.

          "Hazardous Material" means, at any time: (i) any substance that is then defined or listed in, or otherwise classified, designated, or regulated pursuant to, any applicable Environmental Laws as a "hazardous substance", "hazardous material", "hazardous waste", "infectious waste", "toxic substance", "toxic pollutant" or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as radioactivity, ignitability, corrosivity, reactivity, carcinogenicity, toxicity, explosiveness, reproductive toxicity or "EP toxicity"; (ii) any petroleum and petroleum byproducts, drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; and
     (iii) asbestos and polychlorinated biphenyls.

          "Hazardous Material Activity" means any actual, proposed or threatened storage, holding, existence, release, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Material from, under, into or on the Premises or surrounding property.

          "Indemnitee" or "Indemnitees" shall mean Lender, its successors, assigns and participants, their respective parent, subsidiary and affiliated corporations and entities, and the respective partners, directors, officers, agents, attorneys and employees of each of the foregoing.

          "Losses" means any and all losses, liabilities, damages, demands, claims, actions, judgments, causes of action, assessments, penalties, costs and expenses (including, without limitation, all fees and costs of any attorneys and accountants, including on appeal and in any bankruptcy case or proceeding) and all consequential damages.

          "Post-Foreclosure Transfer Environmental Losses" means Losses suffered or incurred by any Indemnitee following a Foreclosure
     Transfer, arising out of or as a result of: (i) the occurrence of any Hazardous Material Activity prior to a Foreclosure Transfer; (ii)
     any violation of any applicable Environmental Laws relating to the Premises or the ownership, use, maintenance, occupancy or operation thereof prior to a Foreclosure Transfer; (iii) any investigation, inquiry, order, hearing, action, or other proceeding by or before any governmental agency in connection with any Hazardous Material Activity occurring or allegedly occurring prior to a Foreclosure
     Transfer; and (iv) any claim, demand or cause of action, or any action or other proceeding, whether meritorious or not, brought or asserted against any Indemnitee to the extent directly or indirectly relating to, arising from or based on any of the matters described in clauses (i), (ii) or (iii) above, or any allegation of any such matters.

          Indemnity. Borrower hereby agrees to indemnify, defend and hold harmless Indemnitees, and each of them, from and against any and all Post-Foreclosure Transfer Environmental Losses, excluding with respect to any Indemnitee, any such losses arising from such Indemnitee's gross negligence or willful misconduct..

          Independent Obligations.  Prior to a Foreclosure
Transfer:  (a) Borrower's obligations to Lender with respect to
Hazardous
Materials shall be governed by the Mortgage; and (b) Borrower shall not have any liability hereunder and no claim may be made hereunder by any Indemnitee. This Indemnity is a separate, unsecured obligation of Borrower to Lender and is not secured by the Mortgage or any of the
Other Security Documents (as defined in the Mortgage). This Indemnity is given solely to protect Lender and the other Indemnitees against
Post-Foreclosure Transfer Environmental Losses, and not as additional security for, or as a means of repayment of, the Loan. The obligations of Borrower under this Indemnity are independent of, and shall not be measured or affected by: (i) any amounts at any time owing under the
Loan or the Note, or secured by the Mortgage or Other Security Documents (as defined in the Mortgage); (ii) the sufficiency or insufficiency of any collateral (including, without limitation, the Premises) given to Lender to secure repayment of the Loan; (iii) any obligations of
Borrower under the Note, Mortgage or Other Security Documents;
(iv) the consideration given by Lender or any other party in order to acquire
the Premises or any portion thereof; (v) the modification, expiration or termination of the Note, the Mortgage or any Other Security
Document; (vi) the discharge or repayment in full of the Loan (including, without limitation, by amounts paid or credit bid at a foreclosure sale or by discharge in connection with a deed in lieu of foreclosure); or (vii) any limitations on Lender's recourse for recovery of the
Loan..

          Survival. Borrower's obligations hereunder shall survive any Foreclosure Transfer and any sale or other transfer of the Premises prior to a Foreclosure Transfer. The rights of each Indemnitee under this Indemnity shall be in addition to any other rights and remedies of such Indemnitee against Borrower under any other document or instrument now or hereafter executed by Borrower, or at law or in equity
(including, without limitation, any right of reimbursement or contribution pursuant to CERCLA or any other Environmental Law), and shall not in any way be deemed a waiver of any such rights. This Indemnity is in addition to, and separate and distinct from the environmental indemnity contained in the Mortgage..

          Demand Obligations. All obligations of Borrower hereunder shall be payable on demand, and any amount due and payable hereunder to any Indemnitee by Borrower which is not paid within thirty
(30) days after written demand therefor from such Indemnitee shall bear interest from the date of such demand at a per annum interest rate equal to the Default Rate (as defined in the Note) which would have been in effect as if the Note were in existence and an Event of Default had occurred under the Note upon the date of such demand..

          Costs and Expenses. Borrower shall pay to each Indemnitee all Losses incurred by such Indemnitee in connection with this
Indemnity or the enforcement hereof..

          Successors and Assigns. This Indemnity shall be binding upon Borrower, its heirs, representatives, administrators, executors, successors and assigns and shall inure to the benefit of and shall be enforceable by each Indemnitee, its successors, endorsees and assigns
(including, without limitation, any entity to which Lender assigns or sells all or any portion of its interest in the
Loan).  As used herein,
the singular shall include the plural and the masculine shall include the feminine and neuter and vice versa, if the context so requires..

          Applicable Law; Jurisdiction. This Indemnity shall be governed by and construed in accordance with the laws of the state in which the real property described in Exhibit A is located without regard to conflict of law provisions thereof. Borrower hereby submits to personal jurisdiction in the state courts located in said state and the federal courts of the United States of America (and any appellate courts taking appeals thereof) located in said state for the enforcement of Borrower's obligations hereunder and waives any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations of Borrower. Borrower hereby waives and agrees not to assert, as a defense in any action, suit, proceeding or litigation arising out of or relating to this Indemnity, the Note, the Mortgage and/or any of the Other Security Documents:
(a) that it is not subject to such jurisdiction or that such action, suit, proceeding or litigation may not be brought or is not maintainable in those courts or that this Indemnity, the Note, the Mortgage and/or any of the Other Security Documents may not be enforced in or by those courts or that it is exempt or immune from execution; (b) that the action, suit, proceeding or litigation is brought in an inconvenient forum; or (c) that the venue of the action, suit, proceeding or litigation is improper..

          Severability. Every provision of this Indemnity is intended to be severable. If any provision of this Indemnity or the application of any provision hereof to any party or circumstance is declared to be illegal, invalid or unenforceable, for any reason, by a court of competent jurisdiction, such invalidity shall not affect the balance of the terms and provisions hereof or the application of the provision in question to any other party or circumstance, all of which shall continue in full force and effect..

          No Waiver; No Oral Change. No failure or delay on the part of any Indemnitee to exercise any power, right or privilege under this Indemnity shall impair any such power, right or privilege, or be construed to be a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No provision of this Indemnity may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought..

          Notices. Except as otherwise specified herein, any notice, consent, request or other communication required or permitted to be given hereunder shall be in writing, addressed to the other party as set forth below (or to such other address or person as either party or person entitled to notice may by notice to the other party specify), and shall be: (a) personally delivered; (b) delivered by Federal Express or other comparable overnight delivery service; or (c) transmitted by United States certified mail, return receipt requested with postage prepaid; to:.

     Lender:   MIDLAND LOAN SERVICES, L.P.
210 West 10th Street, 6th Floor
      Kansas City, Missouri  64105
Attention:  Midland Commercial Funding

    Borrower: GOTTSCHALKS, INC.
7 River Park Place East
              Fresno, California  93720     Attention:  Alan A. Weinstein

  Unless otherwise specified, all notices and other communications shall be deemed to have been duly given on the first to occur of actual receipt of the same or: (i) the date of delivery if personally delivered; (ii) one (1) business day after depositing the same with the delivery service if by overnight delivery service; and (iii) three (3) days following posting if transmitted by mail.

          Counterparts. This Indemnity may be executed in counterparts..

          IN WITNESS WHEREOF, this Unsecured Environmental
Indemnity Agreement is executed by Borrower as of September 29, 1995.

  "Borrower":

                           GOTTSCHALKS, INC., a Delaware
corporation


                           By:S/ALAN A. WEINSTEIN
                              Alan A. Weinstein, Senior Vice
                              President


                           By: S/CLARANCE A. KRANTZ

                              _SENIOR VICE PRESIDENT_____
                                   [Printed Name and Title]
                                          EXHIBIT A

                                                   Legal
Description


  PARCEL 1

  PARCEL D OF THAT CERTAIN PARCEL MAP SUBDIVISION J.S. 10-90, IN
THE CITY OF ANTIOCH COUNTY OF CONTRA COSTA, STATE OF CALIFORNIA
FILED NOVEMBER
  27, 1990 IN BOOK 149, PAGE 41, OF PARCEL MAPS, RECORDS OF
CONTRA COSTA COUNTY, CALIFORNIA.

  PARCEL 2

  ALL EASEMENTS APPURTENANT TO PARCEL ONE ABOVE, INCLUDING BUT NOT LIMITED TO EASEMENTS FOR INGRESS AND EGRESS, AUTOMOBILE PARKING, PEDESTRIAN
  USES, CONSTRUCTION, INSTALLATION, OPERATION AND MAINTENANCE OF SEPARATE AND COMMON UTILITY LINES, STRUCTURE SUPPORT, SIGNS AND OTHER USES,
  ALL AS GRANTED BY THAT CERTAIN DOCUMENT ENTITLED:

  "THIRD AMENDMENT TO AND RESTATEMENT OF CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT" DATED OCTOBER 1, 1989, EXECUTED BY AND
  BETWEEN COUNTY EAST MALL, A CALIFORNIA JOINT VENTURE PARTNERSHIP, AND HEXALON REAL ESTATE, INC., A DELAWARE CORPORATION, SUCCESSOR IN
  INTEREST TO COUNTY EAST ASSOCIATES, A PARTNERSHIP, SEARS, ROEBUCK AND CO., A NEW YORK CORPORATION, MERVYN'S, A CALIFORNIA CORPORATION,
  GOTTSCHALKS INC., A DELAWARE CORPORATION, AND J.C. PENNEY COMPANY, INC., A DELAWARE CORPORATION, RECORDED ON NOVEMBER 28, 1990 IN BOOK 16269,
  AT PAGE 1, OFFICIAL RECORDS OF CONTRA COSTA COUNTY, CALIFORNIA, IN, OVER AND UPON THE LAND DESCRIBED THEREIN.

  PARCEL 3

  ALL EASEMENTS APPURTENANT TO PARCEL ONE ABOVE, FOR PURPOSES OF VEHICULAR PARKING AND PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS TO AND FROM
  PUBLIC STREETS, ON, OVER AND ACROSS THOSE PORTIONS OF THE "DEVELOPER TRACT", AS DESCRIBED IN THAT CERATIN EASEMENT AGREEMENT, DATED OCTOBER
  1, 1989 BY AND BETWEEN GOTTSCHALKS INC., A CALIFORNIA CORPORATION AND COUNTY EAST MALL, A JOINT VENTURE PARTNERSHIP, RECORDED NOVEMBER 28,
  1990 IN BOOK 16269, PAGE 287, OF OFFICIAL RECORDS OF CONTRA
COSTA COUNTY.








                                                   GOTTSCHALKS,
INC.
                                                      (Borrower)



                                                          to



                                              MIDLAND LOAN
SERVICES, L.P.
                                                       (Lender)






                                                BORROWER'S
CERTIFICATE



                                                 Loan No.:
94-0902451

09-28-95/KBP-55812


                                                BORROWER'S
CERTIFICATE


      THIS BORROWER'S CERTIFICATE ("Certificate") is executed by the undersigned ("Borrower") in favor of Midland Loan Services, L.P., a
  Missouri limited partnership ("Lender").


                                                      WITNESSETH

      To induce Lender to make a first mortgage loan to Borrower on or about the date hereof (the "Loan") evidenced by a Promissory Note (the
  "Note") executed contemporaneously herewith by Borrower, as maker, and payable to the order of Lender, which Note is secured by: (i) the
  Mortgage (as defined in the Note) encumbering the Property (hereinafter defined); and (ii) the Other Security Documents (as defined in the
  Mortgage); Borrower certifies, represents and warrants to
Lender that:

      1. Borrower is the owner of the property (real and personal) described in the Mortgage (the "Property"), including without limitation, the real property described in Exhibit A attached hereto and made a part hereof. The Borrower is the only person (other than
  Lender) who possesses any interest in the right to receive any payments due under the Leases (as defined in the Mortgage).

      2. The Property is now free of all liens, encumbrances and all other matters affecting title thereto except: (a) for those matters shown in the title insurance policy in favor of the Lender insuring the lien of the Mortgage; and (b) the financing statements described in
  Exhibit B attached hereto and made a part hereof.

      3. All improvements located upon the Property have been fully completed and all costs and expenses of construction have been fully paid. Except current bills for minor maintenance and repair (none of which are overdue), complete and final payment has been made for all construction, repairs or new improvements made to the Property within the applicable period for filing lien claims in the state in which the real property encumbered by the Mortgage is located.

      4. Except as disclosed on Exhibit B, there are no chattel mortgages, conditional sales contracts, bills of sale, financing statements, retention of title agreements, security agreements or equipment or personal property leases affecting, or any unpaid bills related to, any portion of the Property, including without limitation, any fixtures, attachments, appliances, equipment, machinery and other articles attached to or located on or within the Property.

      5. Except for the tenancy rights of tenants under the Leases (none of which tenants hold any unrecorded deeds, contracts or options to purchase all or any part of the Property), Borrower is in possession of the Property and there are no other persons, firms, corporations or entities having any right of possession of any of the Property under any lease, option, deed or other written instrument of any kind or character.

      6. Borrower possesses all necessary approvals and authority to execute and deliver the Note, the Mortgage and the Other Security
  Documents.

      7. Neither Borrower nor any general partner (if any) in Borrower is the subject of any pending: (a) petition in bankruptcy
  (voluntary or otherwise); (b) assignment for the benefit of creditors; (c) petition for the appointment of a receiver or trustee or seeking reorganization, arrangement, composition, extension or adjustment of any obligations of Borrower or any of its general partners (if any); or
  (d) other action or proceeding brought under any federal or state bankruptcy laws or any similar laws. There are no unsatisfied judgments against Borrower or any general partner in Borrower (if any).

      8. All financial statements and other financial information previously submitted to Lender by Borrower are true, correct and complete in all material respects and fairly present the financial condition of Borrower or the Property for the specified period(s) of time, and (except as disclosed to Lender in writing) no material adverse changes in the financial condition of either the Borrower or the Property have occurred from the date of such financial statements and other financial information.

      9. The Property is in good repair and free of any waste, defective condition or damage by fire or other cause which has not been repaired, and is not subject to any pending condemnation or eminent domain proceedings. Based upon Borrower's best knowledge, after diligent inquiry, no such condemnation or eminent domain proceedings are pending or threatened against any of the Property.

      10. All premiums for any Policies (as defined in the Mortgage) which became due and payable prior to the date of this Certificate have been paid, and the benefits of coverages provided pursuant to the Policies has not been materially impaired in any manner.

      11. Borrower executed and delivered the Note, the Mortgage and Other Security Documents and received and applied the proceeds of the
  Loan for its own account and not as an agent, nominee or trustee for any other party or entity. No part of the proceeds of the Loan will be used for the purposes of financing the construction or rehabilitation of the Property, for personal, family or household purposes, or for the purpose (whether immediate, incidental or ultimate) of "purchasing" or "carrying" any "margin security", as such terms are defined in
  Regulation G (12 C.F.R., Chapter II, Part 207) of the Board of Governors of the Federal Reserve System or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose.

      12. Borrower has obtained all required inspections, licenses, permits, authorizations, certificates and approvals of all applicable governmental authorities and agencies for the use, occupancy and operation of the Property in accordance with the intended uses previously communicated to Lender in writing, including without limitation, certificates of occupancy and fire underwriter certificates. No notice has been received by Borrower that it has failed to obtain any such inspections, licenses, permits, authorizations, certificates and approvals.

      13. Borrower has complied with, and the Property is in compliance with, all laws, statutes, rules, regulations, codes, ordinances and insurance requirements applicable to the Property (the "Applicable Laws") related to the construction, use, occupancy or operation of the
  Property, including without limitation, those related to zoning, building, land use, the environment, pollution control, fire, health and safety. There are presently no pending actions or proceedings of any kind instituted by any governmental authority or agency against
  Borrower based upon any charge or complaint that any of the Property, or the operation thereof, is in material non-compliance with, or is being used, operated or occupied unlawfully or in violation of any of the Applicable Laws, and, as of the date hereof, no notice has been received by Borrower that any such action or proceeding is imminent or is being considered.

      14. As of the date hereof, Borrower is: (a) in good standing in and is qualified to do business in the State of its organization; and
  (b) in good standing in and is authorized to do business in the State in which the Property is located.


      15. Neither Borrower nor any person or entity owning a beneficial interest in Borrower is a "foreign person", "foreign corporation",
  "foreign partnership", "foreign trust", or "foreign estate" under the provisions of Section 1445 of the Internal Revenue Code.

      16. This Certificate is made with the knowledge and intent that Lender will rely on the warranties, representations and certifications herein contained in making the Loan.

      17.  This Certificate may be executed in counterparts.

      18. This Certificate shall inure to the benefit of Lender and any subsequent holder of the Note and beneficiary under the Mortgage and shall be binding upon Borrower, its heirs, executors, administrators, successors and assigns and any subsequent owner of the Mortgaged
  Property.

      IN WITNESS WHEREOF, this Borrower's Certificate is executed by the Borrower as of September 29, 1995.


  "Borrower":

                           GOTTSCHALKS, INC., a Delaware
corporation


                           By: __S/ALAN A. WEINSTEIN____
                               Alan A. Weinstein,
                               Senior Vice President


                           By: __S/CLARANCE A. KRANTZ______

                               _SENIOR VICE PRESIDENT______
                                    [Printed Name and Title]

                                       EXHIBIT A

                                                   Legal
Description


  PARCEL 1

  PARCEL D OF THAT CERTAIN PARCEL MAP SUBDIVISION J.S. 10-90, IN
THE CITY OF ANTIOCH COUNTY OF CONTRA COSTA, STATE OF CALIFORNIA
FILED NOVEMBER
  27, 1990 IN BOOK 149, PAGE 41, OF PARCEL MAPS, RECORDS OF
CONTRA COSTA COUNTY, CALIFORNIA.

  PARCEL 2

  ALL EASEMENTS APPURTENANT TO PARCEL ONE ABOVE, INCLUDING BUT NOT LIMITED TO EASEMENTS FOR INGRESS AND EGRESS, AUTOMOBILE PARKING, PEDESTRIAN
  USES, CONSTRUCTION, INSTALLATION, OPERATION AND MAINTENANCE OF SEPARATE AND COMMON UTILITY LINES, STRUCTURE SUPPORT, SIGNS AND OTHER USES,
  ALL AS GRANTED BY THAT CERTAIN DOCUMENT ENTITLED:

  "THIRD AMENDMENT TO AND RESTATEMENT OF CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT" DATED OCTOBER 1, 1989, EXECUTED BY AND
  BETWEEN COUNTY EAST MALL, A CALIFORNIA JOINT VENTURE PARTNERSHIP, AND HEXALON REAL ESTATE, INC., A DELAWARE CORPORATION, SUCCESSOR IN
  INTEREST TO COUNTY EAST ASSOCIATES, A PARTNERSHIP, SEARS, ROEBUCK AND CO., A NEW YORK CORPORATION, MERVYN'S, A CALIFORNIA CORPORATION,
  GOTTSCHALKS INC., A DELAWARE CORPORATION, AND J.C. PENNEY COMPANY, INC., A DELAWARE CORPORATION, RECORDED ON NOVEMBER 28, 1990 IN BOOK 16269,
  AT PAGE 1, OFFICIAL RECORDS OF CONTRA COSTA COUNTY, CALIFORNIA, IN, OVER AND UPON THE LAND DESCRIBED THEREIN.

  PARCEL 3

  ALL EASEMENTS APPURTENANT TO PARCEL ONE ABOVE, FOR PURPOSES OF VEHICULAR PARKING AND PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS TO AND FROM
  PUBLIC STREETS, ON, OVER AND ACROSS THOSE PORTIONS OF THE "DEVELOPER TRACT", AS DESCRIBED IN THAT CERATIN EASEMENT AGREEMENT, DATED OCTOBER
  1, 1989 BY AND BETWEEN GOTTSCHALKS INC., A CALIFORNIA CORPORATION AND COUNTY EAST MALL, A JOINT VENTURE PARTNERSHIP, RECORDED NOVEMBER 28,
  1990 IN BOOK 16269, PAGE 287, OF OFFICIAL RECORDS OF CONTRA
COSTA COUNTY.

                                                       EXHIBIT B

                                          Description of
Financing Statements



      None